                          SUPPLEMENT DATED MAY 1, 2001
                                       TO
                           PROFILE DATED MAY 1, 2001
                                      AND
                          PROSPECTUS DATED MAY 1, 2001
                                      FOR
                               MFS REGATTA ACCESS
                           VARIABLE AND FIXED ANNUITY
             OFFERED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      At present, the INTERNATIONAL NEW DISCOVERY SERIES and GLOBAL HEALTH SCIENCES SERIES of the MFS/Sun Life Series Trust are not available for sale. We do not know at this time when or if these two Series will be made available. Your investment decision to purchase a Contract should not assume the future availability of these Series. The Profile dated May 1, 2001 (the "Profile") and the Prospectus dated May 1, 2001 (the "Prospectus") are, therefore, amended by deleting all references to those two funds of the Series Trust and making the following additional changes:

 1. The third paragraph under Section 1, "The MFS Regatta Access Annuity," of the Profile and the second paragraph on the cover page of the Prospectus, are each amended by deleting the first sentence in its entirety and replacing it with the following:

      "You may choose among 29 variable investment options and a range of fixed options."

 2. The second paragraph under the section entitled, "Variable Account Options:
    The Funds," in the Prospectus is amended by replacing the third sentence with the following:

      ''The Contracts provide for investment by the Sub-Accounts in shares of 29
       Series of the Series Fund described below."

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2001

                                    PROFILE

                               MFS REGATTA ACCESS
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.

      1. THE MFS REGATTA ACCESS ANNUITY

      The MFS Regatta Access Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 31 variable investment options and a range of fixed options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Funds") listed in
Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.

      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. You can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $20,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $2 million, or if the purchase payment would cause your account value to exceed $2 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following Funds of the MFS/ Sun Life Series Trust:

Bond Series                                         Managed Sectors Series
Capital Appreciation Series                         Massachusetts Investors Growth Stock Series
Capital Opportunities Series                        Massachusetts Investors Trust Series
Emerging Growth Series                              Mid Cap Growth Series
Emerging Markets Equity Series                      Money Market Series
Global Asset Allocation Series                      New Discovery Series
Global Governments Series                           Research Series
Global Growth Series                                Research Growth and Income Series
Global Health Sciences Series                       Research International Series
Global Telecommunications Series                    Strategic Growth Series
Global Total Return Series                          Strategic Income Series
Government Securities Series                        Technology Series
High Yield Series                                   Total Return Series
International Growth Series                         Utilities Series
International Investors Trust Series                Value Series
International New Discovery Series

      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      If your account value is less than $100,000 on your Account Anniversary, we impose an annual Account Fee equal to $50. We will not assess an Account Fee if your Contract is fully invested in the Fixed Account during the entire Account Year. In addition, during both the Accumulation Phase and the Income Phase, we deduct insurance charges equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts. If your initial purchase payment is greater than $1,000,000, we will decrease the insurance charges to 1.15%.

      CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                      % OF AVERAGE
        RIDER(S) YOU ELECT*           DAILY VALUE
------------------------------------  ------------
               "EEB"                     0.15%
               "MAV"                     0.15%
            "5% Roll-Up"                 0.15%
          "EEB" and "MAV"                0.25%
       "EEB" and "5% Roll-Up"            0.25%
       "MAV" and "5% Roll-Up"            0.25%
             "EEB Plus"                  0.25%
  "EEB" and "MAV" and "5% Roll-Up"       0.40%
           "EEB Plus MAV"                0.40%
       "EEB Plus 5% Roll-Up"             0.40%

------------------------

*As defined in Section 9 below

      No optional death benefit is offered if you are 80 or older at issue. No charges for optional death benefit riders are assessed during the Income Phase.

      There are no sales charges when you purchase your Contract. If you withdraw money from your Contract, we impose no withdrawal charge.

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, depending upon which Funds you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.

      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years.

      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.50% as shown in the table below include insurance charges of 1.40% of your daily net assets (1.25% for mortality and expense risks and 0.15% for administrative expenses) plus an additional 0.10%, which is used to represent the $50 annual Account Fee based on an assumed Contract value of $50,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.

                                                                                               EXAMPLES:
                                                                                             TOTAL EXPENSE
                                                                                                AT END
                                                                              -------------------------------------------
                                   TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         NO RIDERS (A)          WITH RIDER (B)
                                    INSURANCE         FUND         ANNUAL     --------------------   --------------------
                                     CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS     1 YEAR    10 YEARS
                                   ------------   ------------   ----------   --------   ---------   --------   ---------
Bond Series                           1.50%          0.72%         2.22%        $23        $255        $27        $295
Capital Appreciation Series           1.50%          0.75%         2.25%        $23        $258        $27        $298
Capital Opportunities Series          1.50%          0.79%         2.29%        $23        $263        $27        $302
Emerging Growth Series                1.50%          0.74%         2.24%        $23        $257        $27        $297
Emerging Markets Equity Series        1.50%          1.57%         3.07%        $31        $338        $35        $375
Global Asset Allocation Series        1.50%          0.90%         2.40%        $24        $274        $28        $313
Global Governments Series             1.50%          0.94%         2.44%        $25        $278        $29        $317
Global Growth Series                  1.50%          1.04%         2.54%        $26        $288        $30        $326
Global Health Sciences Series         1.50%          1.25%         2.75%        $28        $308        $32        $346
Global Telecommunications Series      1.50%          1.28%         2.78%        $28        $311        $32        $348
Global Total Return Series            1.50%          0.91%         2.41%        $24        $275        $28        $314
Government Securities Series          1.50%          0.62%         2.12%        $22        $245        $26        $286
High Yield Series                     1.50%          0.83%         2.33%        $24        $267        $28        $306
International Growth Series           1.50%          1.24%         2.74%        $28        $307        $32        $345
International Investors Trust
 Series                               1.50%          1.21%         2.71%        $27        $304        $31        $342
International New Discovery
 Series                               1.50%          1.23%         2.73%        $28        $306        $32        $344
Managed Sectors Series                1.50%          0.76%         2.26%        $23        $260        $27        $299
Massachusetts Investors Growth
 Stock Series                         1.50%          0.81%         2.31%        $23        $265        $27        $304
Massachusetts Investors Trust
 Series                               1.50%          0.60%         2.10%        $21        $243        $25        $284
Mid Cap Growth Series                 1.50%          0.89%         2.39%        $24        $273        $28        $312
Money Market Series                   1.50%          0.58%         2.08%        $21        $241        $25        $282
New Discovery Series                  1.50%          0.99%         2.49%        $25        $283        $29        $321
Research Series                       1.50%          0.74%         2.24%        $23        $257        $27        $297
Research Growth and Income Series     1.50%          0.88%         2.38%        $24        $272        $28        $311
Research International Series         1.50%          1.28%         2.78%        $28        $311        $32        $348
Strategic Growth Series               1.50%          0.94%         2.44%        $25        $278        $29        $317
Strategic Income Series               1.50%          0.98%         2.48%        $25        $282        $29        $320
Technology Series                     1.50%          0.92%         2.42%        $25        $276        $29        $315
Total Return Series                   1.50%          0.70%         2.20%        $22        $253        $26        $293
Utilities Series                      1.50%          0.80%         2.30%        $23        $264        $27        $303
Value Series                          1.50%          0.87%         2.37%        $24        $271        $28        $310

------------------------

(a) Assuming no optional death benefit riders have been elected

(b) Assuming the EEB Plus MAV optional death benefit rider has been elected

      If your initial purchase payment is $1,000,000 or more, we will reduce your insurance charges by 0.25%.

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of the amount you receive during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      You should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase without the imposition of any withdrawal charge. Futhermore, no withdrawal charge is imposed upon annuitization. However, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose.

      The following chart shows total return for investment in the Sub-Accounts where the corresponding Series has had at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Account, including the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. NOR DO THEY REFLECT THE DEDUCTION OF ANY CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS. THESE DEDUCTIONS, IF INCLUDED, WOULD REDUCE THE PERFORMANCE SHOWN. Past performance is not a guarantee of future results.

SUB-ACCOUNT                                  2000       1999       1998       1997       1996       1995       1994       1993
-----------                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Bond Series                                    8.63%     (3.21%)       --         --         --         --         --         --
Capital Appreciation Series                  (12.75%)    30.67%     26.76%     21.23%     19.60%     32.41%     (5.13%)    16.18%
Capital Opportunities Series                  (6.29%)    45.45%     25.03%     25.63%        --         --         --         --
Emerging Growth Series                       (20.31%)    73.25%     31.84%     20.06%     15.28%        --         --         --
Emerging Markets Equity Series               (23.91%)    50.25%    (31.10%)     8.68%        --         --         --         --
Global Asset Allocation Series                (3.76%)    16.77%      4.90%      9.14%     14.18%     19.75%        --         --
Global Governments Series                     (0.21%)    (6.62%)    13.70%     (2.34%)     3.01%     13.90%     (6.01%)    17.06%
Global Growth Series                         (14.44%)    64.87%     12.79%     13.53%     11.32%     14.19%      1.30%        --
Global Total Return Series                     0.79%      6.80%     16.54%     11.88%     12.48%     16.09%        --         --
Government Securities Series                  10.47%     (3.41%)     7.06%      7.05%      0.01%     15.82%     (3.71%)     6.97%
High Yield Series                             (8.17%)     5.24%     (0.96%)    11.45%     10.36%     15.22%     (3.78%)    15.91%
International Growth Series                   (9.18%)    33.31%      0.33%     (3.19%)       --         --         --         --
International Investors Trust Series          (3.83%)    15.53%     19.76%      4.85%      3.23%        --         --         --
Managed Sectors Series                       (22.03%)    82.91%     10.60%     23.70%     15.76%     30.24%     (3.48%)     2.42%
Massachusetts Investors Growth Stock
  Series                                      (7.53%)    33.77%        --         --         --         --         --         --
Massachusetts Investors Trust Series          (1.39%)     5.58%     21.95%     29.94%     23.47%     35.34%     (2.67%)     6.72%
Money Market Series                            4.39%      3.11%      3.40%      3.42%      3.27%      3.80%      2.07%      1.01%
New Discovery Series                          (1.11%)    57.84%        --         --         --         --         --         --
Research Series                               (5.55%)    22.31%     21.75%     18.96%     21.90%     35.34%        --         --
Research Growth and Income Series              1.57%      6.54%     20.31%        --         --         --         --         --
Research International Series                 (9.34%)    52.68%        --         --         --         --         --         --
Strategic Growth Series                      (11.34%)    19.58%        --         --         --         --         --         --
Strategic Income Series                        1.37%     21.68%        --         --         --         --         --         --
Total Return Series                           15.08%      1.28%     10.03%     20.08%     12.28%     24.83%     (3.81%)    11.62%
Utilities Series                               5.40%     29.32%     15.79%     30.70%     18.47%     30.38%     (6.46%)       --
Value Series                                  28.35%      5.44%        --         --         --         --         --         --

SUB-ACCOUNT                                 1992       1991       1990
-----------                               ---------  ---------  ---------
Bond Series                                     --         --         --
Capital Appreciation Series                  11.43%     38.79%    (11.12%)
Capital Opportunities Series                    --         --         --
Emerging Growth Series                          --         --         --
Emerging Markets Equity Series                  --         --         --
Global Asset Allocation Series                  --         --         --
Global Governments Series                    (1.11%)    13.00%     11.57%
Global Growth Series                            --         --         --
Global Total Return Series                      --         --         --
Government Securities Series                  5.04%     14.07%      7.16%
High Yield Series                            13.24%     45.39%    (15.75%)
International Growth Series                     --         --         --
International Investors Trust Series            --         --         --
Managed Sectors Series                        4.81%     59.57%    (11.90%)
Massachusetts Investors Growth Stock
  Series                                        --         --         --
Massachusetts Investors Trust Series          3.95%     34.77%     (4.96%)
Money Market Series                           1.71%      4.13%      6.16%
New Discovery Series                            --         --         --
Research Series                                 --         --         --
Research Growth and Income Series               --         --         --
Research International Series                   --         --         --
Strategic Growth Series                         --         --         --
Strategic Income Series                         --         --         --
Total Return Series                           6.67%     19.77%      1.05%
Utilities Series                                --         --         --
Value Series                                    --         --         --

      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) the value of the Contract on the Death Benefit Date;

      (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

      (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above. Because this amount will reflect any Market Value Adjustment, it may be less than your account value.

      OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D-H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:

      -  the amount payable under the basic death benefit above, or

      - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      If you elect the 5% Premium Roll-Up Rider, the death benefit is the greatest of:

      -  amount payable under the basic death benefit above, or

      - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

      -  first day of the month following your 80th birthday, or

      - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER*

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER*

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER* If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

      - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

      - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

* See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

      - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

      - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

      If your spouse is your sole beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

      10. OTHER INFORMATION

      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment. If this Contract is being considered as a replacement of another contract, you should compare this Contract's benefits and charges against the benefits and charges of the contract that is being replaced.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company; however, we may require up to 30 days notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS -- These programs allow you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103
     TELEPHONE: TOLL FREE (800) 752-7215

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                               MFS REGATTA ACCESS

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among 31 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following series of the MFS/Sun Life Series Trust (the "Funds"). The MFS/Sun Life Series Trust (the "Series Fund") is a mutual fund advised by our affiliate, Massachusetts Financial Services Company:

Bond Series                                         Managed Sectors Series
Capital Appreciation Series                         Massachusetts Investors Growth Stock Series
Capital Opportunities Series                        Massachusetts Investors Trust Series
Emerging Growth Series                              Mid Cap Growth Series
Emerging Markets Equity Series                      Money Market Series
Global Asset Allocation Series                      New Discovery Series
Global Governments Series                           Research Series
Global Growth Series                                Research Growth and Income Series
Global Health Sciences Series                       Research International Series
Global Telecommunications Series                    Strategic Growth Series
Global Total Return Series                          Strategic Income Series
Government Securities Series                        Technology Series
High Yield Series                                   Total Return Series
International Growth Series                         Utilities Series
International Investors Trust Series                Value Series
International New Discovery Series

      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 42 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS

                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Underlying Fund Annual Expenses                                      5
Examples                                                             7
Condensed Financial Information                                      9
The Annuity Contract                                                 9
Communicating To Us About Your Contract                              9
Sun Life Assurance Company of Canada (U.S.)                         10
The Variable Account                                                10
Variable Account Options: The Funds                                 10
The Fixed Account                                                   13
The Fixed Account Options: The Guarantee Periods                    13
The Accumulation Phase                                              13
    Issuing Your Contract                                           14
    Amount and Frequency of Purchase Payments                       14
    Allocation of Net Purchase Payments                             14
    Your Account                                                    14
    Your Account Value                                              14
    Variable Account Value                                          14
    Fixed Account Value                                             15
    Transfer Privilege                                              16
    Waivers; Reduced Charges; Special Guaranteed Interest
     Rates                                                          17
    Optional Programs                                               17
Withdrawals and Market Value Adjustment                             19
    Cash Withdrawals                                                19
    Market Value Adjustment                                         20
Contract Charges                                                    21
    Account Fee                                                     21
    Administrative Expense Charge                                   21
    Mortality and Expense Risk Charge                               22
    Charges for Optional Death Benefit Riders                       22
    Premium Taxes                                                   22
    Fund Expenses                                                   22
    Modification in the Case of Group Contracts                     23
Death Benefit                                                       23
    Amount of Death Benefit                                         23
    The Basic Death Benefit                                         23
    Optional Death Benefit Riders                                   23
    Spousal Continuance                                             26
    Calculating the Death Benefit                                   26
    Method of Paying Death Benefit                                  26
    Non-Qualified Contracts                                         26
    Selection and Change of Beneficiary                             27
    Payment of Death Benefit                                        27
    Due Proof of Death                                              27
The Income Phase -- Annuity Provisions                              27
    Selection of the Annuitant or Co-Annuitant                      27
    Selection of the Annuity Commencement Date                      28
    Annuity Options                                                 28
    Selection of Annuity Option                                     29
    Amount of Annuity Payments                                      29
    Exchange of Variable Annuity Units                              30
    Account Fee                                                     31
    Annuity Payment Rates                                           31
    Annuity Options as Method of Payment for Death Benefit          31

Other Contract Provisions                                           31
    Exercise of Contract Rights                                     31
    Change of Ownership                                             31
    Voting of Fund Shares                                           32
    Periodic Reports                                                33
    Substitution of Securities                                      33
    Change in Operation of Variable Account                         33
    Splitting Units                                                 33
    Modification                                                    33
    Discontinuance of New Participants                              34
    Reservation of Rights                                           34
    Right to Return                                                 34
Tax Considerations                                                  34
    U.S. Federal Income Tax Considerations                          35
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          35
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      35
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   35
        DISTRIBUTION AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   36
        WITHHOLDING                                                 36
        INVESTMENT DIVERSIFICATION AND CONTROL                      36
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     37
        QUALIFIED RETIREMENT PLANS                                  37
        PENSION AND PROFIT-SHARING PLANS                            37
        TAX-SHELTERED ANNUITIES                                     37
        INDIVIDUAL RETIREMENT ACCOUNTS                              38
        ROTH IRAs                                                   38
        STATUS OF OPTIONAL DEATH BENEFIT RIDERS                     38
    Puerto Rico Tax Considerations                                  38
Administration of the Contract                                      39
Distribution of the Contract                                        39
Performance Information                                             40
Available Information                                               41
Incorporation of Certain Documents by Reference                     41
State Regulation                                                    41
Legal Proceedings                                                   42
Accountants                                                         42
Financial Statements                                                42
Table of Contents of Statement of Additional Information            42
Appendix A -- Glossary                                              44
Appendix B -- Market Value Adjustment                               47
Appendix C -- Calculation of Basic Death Benefit                    49
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit Rider                                                50
Appendix E -- Calculation of Death Benefit When EEB and MAV
 and 5% Roll-Up Riders are Selected                                 51
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             52
Appendix G -- Calculation of Earnings Enhancement Plus With
 MAV Optional Death Benefit                                         53
Appendix H -- Calculation of Earnings Enhancement Plus With
 5% Roll-Up Optional Death Benefit                                  54
Appendix I -- Condensed Financial Information --
 Accumulation Unit Values                                           55

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectus(es). In addition to the expenses listed below, we may deduct premium taxes, where required by state law.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Transfer Fee (1)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate (2)..........   $ 50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)

FOR CONTRACTS WITH AN INITIAL                      FOR CONTRACTS WITH AN INITIAL
PURCHASE PAYMENT                                   PURCHASE PAYMENT
LESS THAN $1,000,000:                              OF $1,000,000 OR MORE:
Mortality and Expense Risks Charge....  1.25%      Mortality and Expense Risks Charge....  1.00%
Administrative Expenses Charge........  0.15%      Administrative Expenses Charge........  0.15%
                                        =====                                              =====
Total Variable Annuity Annual                      Total Variable Annuity Annual
Expenses .............................  1.40%      Expenses .............................  1.15%

DEATH BENEFIT CHARGE (if one or more
optional death benefits is elected)

                                      % OF AVERAGE
        RIDER(S) ELECTED(3)           DAILY VALUE
------------------------------------  ------------
               "EEB"                     0.15%
               "MAV"                     0.15%
            "5% Roll-Up"                 0.15%
          "EEB" and "MAV"                0.25%
       "EEB" and "5% Roll-Up"            0.25%
       "MAV" and "5% Roll-Up"            0.25%
             "EEB Plus"                  0.25%
  "EEB" and "MAV" and "5% Roll-Up"       0.40%
           "EEB Plus MAV"                0.40%
       "EEB Plus 5% Roll-Up"             0.40%

------------------------

(1) Currently, we impose no fee upon transfers; however, we reserve the right to impose up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

(2) The annual Account Fee will never exceed $50.

(3) The optional death benefit riders are defined under "Death Benefits."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)

                                                                                       TOTAL ANNUAL FUND
                                                                 OTHER                      EXPENSES
                                            MANAGEMENT       FUND EXPENSES              AFTER AND BEFORE
FUND                                           FEES      AFTER REIMBURSEMENT(2)         REIMBURSEMENT(2)
----                                        ----------   ----------------------   ----------------------------
Bond Series...............................     0.60%             0.12%            0.72%
Capital Appreciation Series...............     0.71%             0.04%            0.75%
Capital Opportunities Series..............     0.71%             0.08%            0.79%
Emerging Growth Series....................     0.69%             0.05%            0.74%
Emerging Market Series....................     1.25%             0.32%            1.57%
Global Asset Allocation Series............     0.75%             0.15%            0.90%
Global Governments Series.................     0.75%             0.19%            0.94%
Global Growth Series......................     0.90%             0.14%            1.04%
Global Health Sciences Series(3)..........     1.00%             0.25%            1.25%[1.46%]
Global Telecommunications Series(3).......     1.00%             0.28%            1.28%[8.50%]
Global Total Return Series................     0.75%             0.16%            0.91%
Government Securities Series..............     0.55%             0.07%            0.62%
High Yield Series.........................     0.75%             0.08%            0.83%
International Growth Series...............     0.98%             0.26%            1.24%
International Investors Trust Series......     0.98%             0.23%            1.21%
International New Discoveries Series(3)...     0.98%             0.25%            1.23%[1.44%]
Managed Sectors Series....................     0.71%             0.05%            0.76%
Massachusetts Investors Growth Stock
 Series...................................     0.75%             0.06%            0.81%
Massachusetts Investors Trust Series......     0.55%             0.05%            0.60%
Mid Cap Growth Series(3)..................     0.75%             0.14%            0.89%
Money Market Series.......................     0.50%             0.08%            0.58%
New Discovery Series......................     0.90%             0.09%            0.99%
Research Series...........................     0.69%             0.05%            0.74%
Research Growth and Income Series.........     0.75%             0.13%            0.88%
Research International Series.............     1.00%             0.28%            1.28%
Strategic Growth Series...................     0.75%             0.19%            0.94%
Strategic Income Series...................     0.75%             0.23%            0.98%
Technology Series(3)......................     0.75%             0.17%            0.92%
Total Return Series.......................     0.66%             0.04%            0.70%
Utilities Series..........................     0.72%             0.08%            0.80%
Value Series..............................     0.75%             0.12%            0.87%

------------------------

(1) The information relating to Fund expenses was provided by the Fund and we have not independently verified it. You should consult the Fund prospectus for more information about Fund expenses. All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2000, except that the expense figures shown for Funds with less than 12 months of investment experience are estimates for the year 2001. Such Funds include the Global Health Sciences Series, Global Telecommunications Series, International New Discovery Series, the Mid Cap Growth Series, and the Technology Series.

(2) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Fund Expenses" in the table. Had these fee reimbursements been taken into account, "Total Annual Fund Expenses" for certain of the Funds would be as follows:

Bond Series.........................................  0.70%
Capital Appreciation Series.........................  0.74%
Emerging Growth Series..............................  0.73%
Emerging Markets Equity Series......................  1.55%
Global Asset Allocation Series......................  0.89%
Global Governments Series...........................  0.93%
Global Growth Series................................  1.03%
Global Telecommunications Series....................  1.25%
Global Total Return Series..........................  0.90%
High Yield Series...................................  0.82%
International Growth Series.........................  1.23%
Massachusetts Investors Trust Series................  0.59%
Mid Cap Growth Series...............................  0.87%
Research Growth and Income Series...................  0.87%
Research International Series.......................  1.27%
Strategic Growth Series.............................  0.92%
Strategic Income Series.............................  0.96%
Technology Series...................................  0.90%
Total Return Series.................................  0.69%
Utilities Series....................................  0.79%
Value Series........................................  0.86%

(3) MFS has contractually agreed to bear the expenses of the Global Health Series, Global Telecommunications Series, and International New Discovery Series, such that "Other Fund Expenses," after taking into account the expense offset arrangement described in Footnote (2), above, do not exceed 0.25% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the Series Fund's Board of Directors; provided, however, that a Fund's contractual fee arrangement will terminate prior to May 1, 2002, in the event that the Fund's "Other Fund Expenses" equal or fall below 0.25% annually.

                                    EXAMPLES

      If you do or do not surrender your Contract, or if you annuitize your Contract, at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $50,000, a 5% annual return and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $23        $69        $119       $255
Capital Appreciation Series.................................    $23        $70        $120       $258
Capital Opportunities Series................................    $23        $72        $123       $263
Emerging Growth Series......................................    $23        $70        $120       $257
Emerging Markets Equity Series..............................    $31        $95        $161       $338
Global Asset Allocation Series..............................    $24        $75        $128       $274
Global Governments Series...................................    $25        $76        $130       $278
Global Growth Series........................................    $26        $79        $135       $288
Global Health Sciences Series...............................    $28        $85        $145       $308
Global Telecommunications Series............................    $28        $86        $147       $311
Global Total Return Series..................................    $24        $75        $129       $275
Government Securities Series................................    $22        $66        $114       $245
High Yield Series...........................................    $24        $73        $125       $267
International Growth Series.................................    $28        $85        $145       $307
International Investors Trust Series........................    $27        $84        $143       $304
International New Discovery Series..........................    $28        $85        $144       $306
Managed Sectors Series......................................    $23        $71        $121       $260
Massachusetts Investors Growth Stock Series.................    $23        $72        $124       $265
Massachusetts Investors Trust Series........................    $21        $66        $113       $243
Mid Cap Growth Series.......................................    $24        $75        $128       $273
Money Market Series.........................................    $21        $65        $112       $241
New Discovery Series........................................    $25        $78        $133       $283
Research Series.............................................    $23        $70        $120       $257
Research Growth and Income Series...........................    $24        $74        $127       $272
Research International Series...............................    $28        $86        $147       $311
Strategic Growth Series.....................................    $25        $76        $130       $278
Strategic Income Series.....................................    $25        $77        $132       $282
Technology Series...........................................    $25        $75        $129       $276
Total Return Series.........................................    $22        $69        $118       $253
Utilities Series............................................    $23        $72        $123       $264
Value Series................................................    $24        $74        $127       $271

      If you do or do not surrender your Contract, or if you annuitize your Contract, at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $50,000, a 5% annual return, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond Series.................................................    $27        $ 81       $139       $295
Capital Appreciation Series.................................    $27        $ 82       $141       $298
Capital Opportunities Series................................    $27        $ 84       $142       $302
Emerging Growth Series......................................    $27        $ 82       $140       $297
Emerging Markets Equity Series..............................    $35        $107       $180       $375
Global Asset Allocation Series..............................    $28        $ 87       $148       $313
Global Governments Series...................................    $29        $ 88       $150       $317
Global Growth Series........................................    $30        $ 91       $155       $326
Global Health Sciences Series...............................    $32        $ 97       $165       $346
Global Telecommunications Series............................    $32        $ 98       $166       $348
Global Total Return Series..................................    $28        $ 87       $148       $314
Government Securities Series................................    $26        $ 78       $134       $286
High Yield Series...........................................    $28        $ 85       $144       $306
International Growth Series.................................    $32        $ 97       $164       $345
International Investors Trust Series........................    $31        $ 96       $163       $342
International New Discovery Series..........................    $32        $ 97       $164       $344
Managed Sectors Series......................................    $27        $ 83       $141       $299
Massachusetts Investors Growth Stock Series.................    $27        $ 84       $143       $304
Massachusetts Investors Trust Series........................    $25        $ 78       $133       $284
Mid Cap Growth Series.......................................    $28        $ 87       $147       $312
Money Market Series.........................................    $25        $ 77       $132       $282
New Discovery Series........................................    $29        $ 89       $152       $321
Research Series.............................................    $27        $ 82       $140       $297
Research Growth and Income Series...........................    $28        $ 86       $147       $311
Research International Series...............................    $32        $ 98       $166       $348
Strategic Growth Series.....................................    $29        $ 88       $150       $317
Strategic Income Series.....................................    $29        $ 89       $152       $320
Technology Series...........................................    $29        $ 87       $149       $315
Total Return Series.........................................    $26        $ 81       $138       $293
Utilities Series............................................    $27        $ 84       $143       $303
Value Series................................................    $28        $ 86       $146       $310

      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN. THE EXAMPLES ASSUME THAT ALL CURRENT WAIVERS AND REIMBURSEMENTS CONTINUE THROUGHOUT ALL PERIODS.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year during the Accumulation Phase and 2.5% per year during the Income Phase, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

      The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 series each, (a "Fund"), each corresponding to one of the portfolios. The Contract provides for investment by the

Sub-Accounts in shares of the Funds described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

     BOND SERIES will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     EMERGING MARKETS EQUITY SERIES will seek capital appreciation.

     GLOBAL ASSET ALLOCATION SERIES will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (I.E., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Fund's adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

     GLOBAL HEALTH SCIENCES SERIES will seek capital appreciation.

     GLOBAL TELECOMMUNICATIONS SERIES will seek to achieve long-term growth of capital.

     GLOBAL TOTAL RETURN SERIES will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated securities (possibly with equity features) of U.S. and foreign issuers.

     INTERNATIONAL GROWTH SERIES will seek capital appreciation.

     INTERNATIONAL INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     INTERNATIONAL NEW DISCOVERY SERIES will seek capital appreciation.

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     MID CAP GROWTH SERIES will seek long-term growth of capital.

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     NEW DISCOVERY SERIES will seek capital appreciation.

     RESEARCH SERIES will seek to provide long-term growth of capital and future income.

     RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.

     RESEARCH INTERNATIONAL SERIES will seek capital appreciation.

     STRATEGIC GROWTH SERIES will seek capital appreciation.

     STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.

     TECHNOLOGY SERIES will seek capital appreciation.

     TOTAL RETURN SERIES will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     VALUE SERIES will mainly seek capital appreciation and reasonable income.

      Each Fund pays fees to MFS, as its investment adviser, for services rendered pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable

Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH FUND MAY BE FOUND IN THE ACCOMPANYING CURRENT SERIES FUND PROSPECTUS. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION OF THE SERIES FUND IS AVAILABLE BY CALLING 1-800-752-7215.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (I.E., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer special interest rate for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals and Market Value Adjustment."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

      ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

      AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $20,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

      ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

      YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

      YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

      VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional death benefit riders. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

      FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

     (1) written notice from you electing a different Guarantee Period from among those we then offer, or

     (2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Unless you notify us otherwise, we will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

      TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise it will be effective on the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

      WAIVERS; REDUCED CHARGES; SPECIAL GUARANTEED INTEREST RATES

      We may reduce or waive the mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, or grant Special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements.

      OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of 3 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative asset allocation model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive asset allocation model allocating the highest percentage to the equity asset class. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options that participate in the asset allocation program on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program or choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

                    WITHDRAWALS AND MARKET VALUE ADJUSTMENT

      CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      We do not deduct any sales charge from your Purchase Payments when they are made, nor do we impose a withdrawal charge (known as a "contingent deferred sales charge") on amounts you withdraw.

      However, all withdrawals from your Fixed Account Value may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; and finally, we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, and adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

      - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for
Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities."

      MARKET VALUE ADJUSTMENT

      If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                  N/12
    1 + I
  ( --------  )             -1
    1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (I.E., credit risk), basis risk, and /or liquidity costs.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix B.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. The annual Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is $100,000 or more on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

      ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

      MORTALITY AND EXPENSE RISK CHARGE

      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%, if your initial Purchase Payment was less than $1,000,000, or 1.00% if your initial Purchase Payment was $1,000,000 or more. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

      CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                      % OF AVERAGE
        RIDER(S) YOU ELECT*           DAILY VALUE
------------------------------------  ------------
               "EEB"                     0.15%
               "MAV"                     0.15%
            "5% Roll-Up"                 0.15%
          "EEB" and "MAV"                0.25%
       "EEB" and "5% Roll-Up"            0.25%
       "MAV" and "5% Roll-Up"            0.25%
             "EEB Plus"                  0.25%
"EEB" and "MAV" and "5% Roll-Up"         0.40%
           "EEB Plus MAV"                0.40%
       "EEB Plus 5% Roll-Up"             0.40%

------------------------

*As defined below

      PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

      FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

      MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If your Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

      AMOUNT OF DEATH BENEFIT

      To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

      THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

      3. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix C.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

      OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The Riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D-H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit above, or

      - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit above, or

      - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

      -  the first day of the month following your 80th birthday, or

      - the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the " EEB Plus amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

      - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

      - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

      - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

      - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

      SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

      CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option
(1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

      METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

      NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals and Market Value Adjustment").

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the

Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

      - The latest possible Annuity Commencement Date is the later of (a) 10 years from the Contract Date and (b) the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the

Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.40% of your average daily net assets (1.15% if your initial Purchase Payment was $1,000,000 or more). Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

      Change of ownership may affect the availability of optional death benefit riders or the expenses incurred by the election of any optional death benefit riders.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences based of the ownership of a Contract upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use and where the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.

      However, corporate (or other non-natural person) Owners of a Non-Qualified Contract incur current tax, regardless of distributions on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, or
(ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract. For purposes of determining a contract owner's income, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to the unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Death benefits paid upon the death of a contract owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For this purpose, the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., it remains generally the total Purchase Payments, less amounts previously received which were not includable in income. Special distribution rules apply upon the death of the owner.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant, distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or distributions under an immediate annuity (as defined above), or after age 59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      If you receive an eligible rollover distribution from a qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over that distribution to another eligible plan, such distribution will not be includible in your income. However, such distribution is subject to 20% mandatory withholding as described below. An "eligible rollover distribution" is any distribution to you of all or any portion of the balance to the credit of your account, other than:

      - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

      -  Any required minimum distribution, or

      -  Any hardship distribution.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund available as an investment option under the Contract complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need.

Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. We will provide the necessary information for Contracts issued in connection with Roth IRAs.

      STATUS OF OPTIONAL DEATH BENEFIT RIDERS

      Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.

      In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").

      Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, WE GIVE NO ASSURANCE THAT THE IRS WILL APPROVE THE USE OF THE CONTRACT WITH THE NEW RIDERS IN IRAS. DENIAL OF OUR REQUEST BY THE IRS COULD RESULT IN TAXATION OF THE ENTIRE BALANCE OF YOUR IRA AND PENALTY TAXES. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.

PUERTO RICO TAX CONSIDERATIONS

      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                         ADMINISTRATION OF THE CONTRACT

      We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                          DISTRIBUTION OF THE CONTRACT

      We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 5.00% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Special Guaranteed Interest Rates." During 2000, $0 in commissions was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Sub-Account available for investment under the Contract), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the available Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 2000, and the consolidated financial statements of the Company for the years ended December 31, 2000, 1999, and 1998, both included in the Satement of Additional Information ("SAI") filed in the Company's Registration Statement under the Investment Company Act of 1940, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the SAI.

                            ------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:     Sun Life Assurance Company of Canada (U.S.)
        c/o Retirement Products and Services
        P.O. Box 1024
        Boston, Massachusetts 02103

        Please send me a Statement of Additional Information for MFS Regatta Access Variable and Fixed Annuity
        Sun Life of Canada (U.S.) Variable Account F.

Name         ------------------------------------------------------------

Address      ------------------------------------------------------------

             ------------------------------------------------------------

City  --------------------------------   State  --------------       Zip  -------

Telephone  ------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

      ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      ANNUITY OPTION: The method you choose for receiving annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

      COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the the Participant/Owner is the Covered Person.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

      *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      RENEWAL DATE: The last day of a Guarantee Period.

      SERIES FUND: MFS/Sun Life Series Trust.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
                            MARKET VALUE ADJUSTMENT

FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                  TO THE
                  POWER
                  OF N/12
      1 + I
  ( --------  )             -1
    1 + J + b

      These examples assume the following:

        (1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        (2) The date of surrender is 2 years from the Expiration Date (N = 24).

        (3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        (4) The interest earned in the current Account Year is $674.16.

        (5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                              TO THE
                                              POWER
                                              OF N/12
                                  1 + I
 The MVA factor =           (   --------  )             -1
                                1 + J + b

                                            TO THE
                                            POWER
                                            OF 24/12
                                1 + .06
                =           (   ------  )             -1
                                1 + .08

                =           (.981)TO THE POWER OF 2 -1

                =           .963 -1

                =     -     .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                   ($11,910.16 -$674.16) X (-.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawl of $2,000 from this Guarantee Amount, the MVA would be ($2,000,00 - $674.16) X (.037) = -$49.06 represents the MVA that will be deducted from the partial withdrawl amount before the deduction of any withdrawl charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                              TO THE
                                              POWER
                                              OF N/12
                                  1 + I
 The MVA factor =           (   --------  )             -1
                                1 + J + b

                                            TO THE
                                            POWER
                                            OF 24/12
                                1 + .06
                =           (   ------  )             -1
                                1 + .05

                =           (1.010)TO THE POWER OF 2 -1

                =           1.019 -1

                =           .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                     ($11,910.16 -$674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
    Account Value                           =  $ 80,000.00
    Cash Surrender Value*                   =  $ 80,000.00
    Purchase Payments                       =  $100,000.00
The Basic Death Benefit would therefore be:    $100,000.00

EXAMPLE 2:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
    Account Value                           =  $ 60,000.00
    Cash Surrender Value*                   =  $ 60,000.00
    Adjusted Purchase Payments**            =  $ 75,000.00
The Basic Death Benefit would therefore be:    $ 75,000.00

 * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows:
Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
= $100,000.00 X ($60,000.00 DIVIDED BY $80,000.00) = $75,000.00

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $135,000
    Total of Adjusted Purchase Payments                   =  $100,000
The Death Benefit Amount would therefore                  =  $135,000

                         plus

The EEB amount, calculated as follows:
    Account Value minus Adjusted Purchase Payments        =  $ 35,000
      40% of the above amount                             =  $ 14,000
      Cap of 40% of Adjusted Purchase Payments            =  $ 40,000
The lesser of the above two amounts = the EEB amount      =  $ 14,000

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

EXAMPLE 2:

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $115,000
    Cash Surrender Value*                                 =  $115,000
    Total of Adjusted Purchase Payments**                 =  $ 85,185
The Death Benefit Amount would therefore                  =  $115,000

                         plus

The EEB amount, calculated as follows:
    Account Value minus Adjusted Purchase Payments        =  $ 29,815
      40% of the above amount                             =  $ 11,296
      Cap of 40% of Adjusted Purchase Payments            =  $ 34,074
The lesser of the above two amounts = the EEB amount      =  $ 11,926

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

      * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

     ** Adjusted Purchase Payments can be calculated as follows:
     Payments X (Account Value after withdrawal / Account Value before withdrawal)
     = $100,000 X ($115,000 / $135,000) = $85,185

                                   APPENDIX E
CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $135,000
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-up Value                   =  $140,000
    Maximum Anniversary Value                  =  $142,000
The Death Benefit Amount would therefore       =  $142,000

                   plus

The EEB amount, calculated as follows:
    Account Value minus Adjusted Purchase
      Payments                                 =  $ 35,000
      40% of the above amount                  =  $ 14,000
      Cap of 40% of Adjusted Purchase
        Payments                               =  $ 40,000
The lesser of the above two amounts = the
EEB amount                                     =  $ 14,000

      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

     * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $135,000
    Total of Adjusted Purchase Payments        =  $100,000
The Death Benefit Amount would therefore       =  $135,000

                   plus

The EEB Plus amount, calculated as follows:
  Account Value minus Adjusted Purchase
    Payments                                   =  $ 35,000
    40% of the above amount                    =  $ 14,000
    Cap of 100% of Adjusted Purchase
      Payments                                 =  $100,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 14,000

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

     * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX G
    CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year
7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $135,000
    Total of Adjusted Purchase Payments        =  $100,000
    Maximum Anniversary Value                  =  $140,000
The Death Benefit Amount would therefore       =  $140,000

                   plus

The EEB Plus MAV amount, calculated as
follows:
    Death Benefit Amount before EEB minus
      Adjusted Purchase Payments               =  $ 40,000
      40% of the above amount                  =  $ 16,000
      Cap of 100% of Adjusted Purchase
        Payments                               =  $100,000
The lesser of the above two amounts = the
EEB Plus MAV amount                            =  $ 16,000

      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

     * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX H
CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $135,000
    Cash Surrender Value*                      =  $135,000
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-Up Value                   =  $140,000
The Death Benefit Amount would therefore       =  $140,000

                   plus

The EEB Plus 5% Roll-Up amount, calculated
as follows:
    Death Benefit Amount before EEB minus
      Adjusted Purchase Payments               =  $ 40,000
      40% of the above amount                  =  $ 16,000
      Cap of 100% of Adjusted Purchase
        Payments                               =  $100,000
The lesser of the above two amounts = the
EEB Plus 5% Roll-Up amount                     =  $ 16,000

      The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

     * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX I
          CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES

      The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
BOND SERIES -- LEVEL 1+
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5347
Units outstanding at end of period........................           9,176

BOND SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5277
Units outstanding at end of period........................              --

BOND SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5230
Units outstanding at end of period........................          86,674

BOND SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5160
Units outstanding at end of period........................          31,146

BOND SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5113
Units outstanding at end of period........................          47,680

BOND SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5043
Units outstanding at end of period........................           5,855

CAPITAL APPRECIATION SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.1552
Units outstanding at end of period........................          17,139

------------------------

       +LEVEL           PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------   --------------------------------------
  1                                     1.15%
  2                                     1.30%
  3                                     1.40%
  4                                     1.55%
  5                                     1.65%
  6                                     1.80%

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
CAPITAL APPRECIATION SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.1499
Units outstanding at end of period........................          60,648

CAPITAL APPRECIATION SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.1463
Units outstanding at end of period........................         460,577

CAPITAL APPRECIATION SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.1410
Units outstanding at end of period........................         381,675

CAPITAL APPRECIATION SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.1375
Units outstanding at end of period........................         374,097

CAPITAL APPRECIATION SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.1322
Units outstanding at end of period........................         135,475

CAPITAL OPPORTUNITIES SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.5007
Units outstanding at end of period........................         354,251

CAPITAL OPPORTUNITIES SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4951
Units outstanding at end of period........................         169,833

CAPITAL OPPORTUNITIES SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4913
Units outstanding at end of period........................       1,194,561

CAPITAL OPPORTUNITIES SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4856
Units outstanding at end of period........................       1,030,852

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
CAPITAL OPPORTUNITIES SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4818
Units outstanding at end of period........................       1,008,384

CAPITAL OPPORTUNITIES SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4762
Units outstanding at end of period........................         343,358

EMERGING GROWTH SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7668
Units outstanding at end of period........................          71,231

EMERGING GROWTH SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7615
Units outstanding at end of period........................         110,511

EMERGING GROWTH SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7579
Units outstanding at end of period........................         998,232

EMERGING GROWTH SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7526
Units outstanding at end of period........................         633,716

EMERGING GROWTH SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7491
Units outstanding at end of period........................         974,229

EMERGING GROWTH SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7437
Units outstanding at end of period........................         251,053

EMERGING MARKETS EQUITY SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3380
Units outstanding at end of period........................          14,188

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
EMERGING MARKETS EQUITY SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3333
Units outstanding at end of period........................              --

EMERGING MARKETS EQUITY SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3301
Units outstanding at end of period........................          68,158

EMERGING MARKETS EQUITY SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3254
Units outstanding at end of period........................          31,548

EMERGING MARKETS EQUITY SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3222
Units outstanding at end of period........................          42,569

EMERGING MARKETS EQUITY SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3175
Units outstanding at end of period........................           5,839

GLOBAL ASSET ALLOCATION SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.4620
Units outstanding at end of period........................              --

GLOBAL ASSET ALLOCATION SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.4569
Units outstanding at end of period........................              --

GLOBAL ASSET ALLOCATION SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.4535
Units outstanding at end of period........................           9,938

GLOBAL ASSET ALLOCATION SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.4484
Units outstanding at end of period........................          15,496

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
GLOBAL ASSET ALLOCATION SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.4450
Units outstanding at end of period........................          37,076

GLOBAL ASSET ALLOCATION SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.4399
Units outstanding at end of period........................           1,677

GLOBAL GOVERNMENTS SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.3480
Units outstanding at end of period........................              --

GLOBAL GOVERNMENTS SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.3417
Units outstanding at end of period........................              --

GLOBAL GOVERNMENTS SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.3375
Units outstanding at end of period........................          38,750

GLOBAL GOVERNMENTS SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.3312
Units outstanding at end of period........................          12,309

GLOBAL GOVERNMENTS SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.3271
Units outstanding at end of period........................          10,061

GLOBAL GOVERNMENTS SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.3208
Units outstanding at end of period........................             490

GLOBAL GROWTH SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4131
Units outstanding at end of period........................              --

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
GLOBAL GROWTH SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4073
Units outstanding at end of period........................          61,167

GLOBAL GROWTH SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4035
Units outstanding at end of period........................         165,543

GLOBAL GROWTH SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3977
Units outstanding at end of period........................         248,860

GLOBAL GROWTH SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3939
Units outstanding at end of period........................         244,064

GLOBAL GROWTH SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3882
Units outstanding at end of period........................          30,327

GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  7.2886
Units outstanding at end of period........................              --

GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  7.2854
Units outstanding at end of period........................              --

GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  7.2832
Units outstanding at end of period........................          11,974

GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  7.2799
Units outstanding at end of period........................           7,540

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  7.2777
Units outstanding at end of period........................          23,618

GLOBAL TELECOMMUNICATIONS SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  7.2745
Units outstanding at end of period........................              --

GLOBAL TOTAL RETURN SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9824
Units outstanding at end of period........................           9,849

GLOBAL TOTAL RETURN SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9758
Units outstanding at end of period........................              --

GLOBAL TOTAL RETURN SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9713
Units outstanding at end of period........................          13,660

GLOBAL TOTAL RETURN SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9647
Units outstanding at end of period........................          19,009

GLOBAL TOTAL RETURN SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9602
Units outstanding at end of period........................          29,500

GLOBAL TOTAL RETURN SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9536
Units outstanding at end of period........................           6,961

GOVERNMENT SECURITIES SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5372
Units outstanding at end of period........................              --

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
GOVERNMENT SECURITIES SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5310
Units outstanding at end of period........................              --

GOVERNMENT SECURITIES SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5268
Units outstanding at end of period........................         276,644

GOVERNMENT SECURITIES SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5206
Units outstanding at end of period........................         172,554

GOVERNMENT SECURITIES SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5164
Units outstanding at end of period........................         112,889

GOVERNMENT SECURITIES SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.5102
Units outstanding at end of period........................          31,047

HIGH YIELD SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1975
Units outstanding at end of period........................          16,006

HIGH YIELD SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1912
Units outstanding at end of period........................          56,265

HIGH YIELD SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1871
Units outstanding at end of period........................         220,014

HIGH YIELD SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1808
Units outstanding at end of period........................         128,702

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
HIGH YIELD SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1766
Units outstanding at end of period........................          66,044

HIGH YIELD SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1703
Units outstanding at end of period........................          21,175

INTERNATIONAL GROWTH SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5757
Units outstanding at end of period........................          10,749

INTERNATIONAL GROWTH SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5697
Units outstanding at end of period........................              --

INTERNATIONAL GROWTH SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5657
Units outstanding at end of period........................          35,314

INTERNATIONAL GROWTH SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5597
Units outstanding at end of period........................          16,087

INTERNATIONAL GROWTH SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5558
Units outstanding at end of period........................          56,398

INTERNATIONAL GROWTH SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5498
Units outstanding at end of period........................           1,488

INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1340
Units outstanding at end of period........................          32,935

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1281
Units outstanding at end of period........................              --

INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1242
Units outstanding at end of period........................         181,787

INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1183
Units outstanding at end of period........................         130,104

INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1144
Units outstanding at end of period........................          99,249

INTERNATIONAL INVESTORS TRUST SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1085
Units outstanding at end of period........................          31,392

MANAGED SECTORS SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4402
Units outstanding at end of period........................              --

MANAGED SECTORS SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4348
Units outstanding at end of period........................          58,759

MANAGED SECTORS SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4311
Units outstanding at end of period........................         191,874

MANAGED SECTORS SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4256
Units outstanding at end of period........................         294,369

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
MANAGED SECTORS SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4219
Units outstanding at end of period........................         141,896

MANAGED SECTORS SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.4164
Units outstanding at end of period........................          39,119

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.7095
Units outstanding at end of period........................         365,773

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.7036
Units outstanding at end of period........................         112,876

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.6997
Units outstanding at end of period........................       1,292,384

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.6939
Units outstanding at end of period........................         947,835

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.6900
Units outstanding at end of period........................       1,040,996

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.6842
Units outstanding at end of period........................         415,337

MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5952
Units outstanding at end of period........................         155,553

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5887
Units outstanding at end of period........................          79,848

MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5843
Units outstanding at end of period........................         710,024

MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5777
Units outstanding at end of period........................         581,022

MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5734
Units outstanding at end of period........................         786,960

MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.5668
Units outstanding at end of period........................         176,975

MID CAP GROWTH SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  9.2503
Units outstanding at end of period........................          10,530

MID CAP GROWTH SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  9.2461
Units outstanding at end of period........................          14,752

MID CAP GROWTH SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  9.2434
Units outstanding at end of period........................          94,439

MID CAP GROWTH SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  9.2393
Units outstanding at end of period........................         107,236

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
MID CAP GROWTH SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  9.2365
Units outstanding at end of period........................         160,531

MID CAP GROWTH SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000**
  End of Period...........................................       $  9.2324
Units outstanding at end of period........................          99,581

MONEY MARKET SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.2182
Units outstanding at end of period........................         283,269

MONEY MARKET SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.2114
Units outstanding at end of period........................          72,291

MONEY MARKET SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.2068
Units outstanding at end of period........................         707,627

MONEY MARKET SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.2000
Units outstanding at end of period........................         535,216

MONEY MARKET SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.1955
Units outstanding at end of period........................         657,819

MONEY MARKET SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.1887
Units outstanding at end of period........................         228,956

NEW DISCOVERY SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1201
Units outstanding at end of period........................          36,344

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
NEW DISCOVERY SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1140
Units outstanding at end of period........................          43,265

NEW DISCOVERY SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1099
Units outstanding at end of period........................         390,879

NEW DISCOVERY SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.1039
Units outstanding at end of period........................         356,653

NEW DISCOVERY SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0998
Units outstanding at end of period........................         349,625

NEW DISCOVERY SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0937
Units outstanding at end of period........................          72,653

RESEARCH SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.5466
Units outstanding at end of period........................              --

RESEARCH SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.5408
Units outstanding at end of period........................         151,887

RESEARCH SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.5369
Units outstanding at end of period........................         638,978

RESEARCH SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.5310
Units outstanding at end of period........................         518,562

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
RESEARCH SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.5271
Units outstanding at end of period........................         375,730

RESEARCH SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.5213
Units outstanding at end of period........................         116,003

RESEARCH GROWTH AND INCOME SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9940
Units outstanding at end of period........................              --

RESEARCH GROWTH AND INCOME SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9879
Units outstanding at end of period........................          57,880

RESEARCH GROWTH AND INCOME SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9838
Units outstanding at end of period........................          72,193

RESEARCH GROWTH AND INCOME SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9776
Units outstanding at end of period........................          68,556

RESEARCH GROWTH AND INCOME SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9735
Units outstanding at end of period........................          40,063

RESEARCH GROWTH AND INCOME SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.9674
Units outstanding at end of period........................           7,486

RESEARCH INTERNATIONAL SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0485
Units outstanding at end of period........................          31,247

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
RESEARCH INTERNATIONAL SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0424
Units outstanding at end of period........................              --

RESEARCH INTERNATIONAL SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0384
Units outstanding at end of period........................         268,522

RESEARCH INTERNATIONAL SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0324
Units outstanding at end of period........................         195,584

RESEARCH INTERNATIONAL SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0284
Units outstanding at end of period........................         298,934

RESEARCH INTERNATIONAL SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.0223
Units outstanding at end of period........................          62,079

STRATEGIC GROWTH SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3629
Units outstanding at end of period........................         268,479

STRATEGIC GROWTH SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3575
Units outstanding at end of period........................         124,382

STRATEGIC GROWTH SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3538
Units outstanding at end of period........................         648,834

STRATEGIC GROWTH SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3484
Units outstanding at end of period........................         451,638

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
STRATEGIC GROWTH SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3448
Units outstanding at end of period........................         198,417

STRATEGIC GROWTH SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  8.3393
Units outstanding at end of period........................         185,004

STRATEGIC INCOME SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.0595
Units outstanding at end of period........................           9,689

STRATEGIC INCOME SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.0536
Units outstanding at end of period........................              --

STRATEGIC INCOME SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.0496
Units outstanding at end of period........................          39,367

STRATEGIC INCOME SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.0437
Units outstanding at end of period........................          35,590

STRATEGIC INCOME SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.0397
Units outstanding at end of period........................          21,966

STRATEGIC INCOME SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.0338
Units outstanding at end of period........................           1,141

TECHNOLOGY SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7100
Units outstanding at end of period........................         281,559

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
TECHNOLOGY SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7050
Units outstanding at end of period........................         142,694

TECHNOLOGY SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7016
Units outstanding at end of period........................         548,800

TECHNOLOGY SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.6966
Units outstanding at end of period........................         538,339

TECHNOLOGY SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.6932
Units outstanding at end of period........................         253,221

TECHNOLOGY SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.6882
Units outstanding at end of period........................          49,366

TOTAL RETURN SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.9931
Units outstanding at end of period........................          41,995

TOTAL RETURN SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.9864
Units outstanding at end of period........................          68,186

TOTAL RETURN SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.9819
Units outstanding at end of period........................         307,559

TOTAL RETURN SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.9752
Units outstanding at end of period........................         295,198

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
TOTAL RETURN SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.9707
Units outstanding at end of period........................         324,903

TOTAL RETURN SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $ 10.9640
Units outstanding at end of period........................          37,554

UTILITIES SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.8521
Units outstanding at end of period........................          54,728

UTILITIES SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.8458
Units outstanding at end of period........................         109,577

UTILITIES SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.8415
Units outstanding at end of period........................         526,275

UTILITIES SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.8351
Units outstanding at end of period........................         449,790

UTILITIES SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.8308
Units outstanding at end of period........................         491,066

UTILITIES SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  9.8244
Units outstanding at end of period........................          50,011

VALUE SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7668
Units outstanding at end of period........................          71,231

                                                                YEAR ENDED
                                                            DECEMBER 31, 2000*
                                                            -------------------
VALUE SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7615
Units outstanding at end of period........................         110,511

VALUE SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7579
Units outstanding at end of period........................         998,232

VALUE SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7526
Units outstanding at end of period........................         633,716

VALUE SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7491
Units outstanding at end of period........................         974,229

VALUE SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.....................................       $ 10.0000
  End of Period...........................................       $  7.7437
Units outstanding at end of period........................         251,053

------------------------

*   From commencement of operations on July 17, 2000 to December 31, 2000.

**  From commencement of operations on September 11, 2000 to December 31, 2000.

                                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                        C/O RETIREMENT PRODUCTS AND SERVICES
                                        P.O. BOX 1024
                                        BOSTON, MASSACHUSETTS 02103

                                        TELEPHONE:
                                        Toll Free (800) 752-7215

                                        GENERAL DISTRIBUTOR
                                        Clarendon Insurance Agency, Inc.
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02481

                                        AUDITORS
                                        Deloitte & Touche LLP
                                        200 Berkeley Street
                                        Boston, Massachusetts 02116

ACCESS- 1 5/01

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                                                     MAY 1, 2001

                                    PROFILE

                               FUTURITY FOCUS II
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.

      1. THE FUTURITY FOCUS II ANNUITY

      The Futurity Focus II Annuity is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among a number of variable investment options and fixed interest options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.

      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. You can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $20,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $2 million, or if the purchase payment would cause your account value to exceed $2 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following
Funds:

AIM VARIABLE INSURANCE FUNDS                         FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
  AIM V.I. Capital Appreciation Fund                 Fidelity VIP Contrafund-TM- Portfolio
  AIM V.I. Growth Fund                               Fidelity VIP Growth Portfolio
  AIM V.I. Growth and Income Fund                    Fidelity VIP Overseas Portfolio
  AIM V.I. International Equity Fund                 MFS/SUN LIFE SERIES TRUST
  AIM V.I. Value Fund                                MFS/Sun Life Capital Appreciation Series
THE ALGER AMERICAN FUND                              MFS/Sun Life Emerging Growth Series
  Alger American Growth Portfolio                    MFS/Sun Life Government Securities Series
  Alger American Income and Growth Portfolio         MFS/Sun Life High Yield Series
  Alger American Small Capitalization Portfolio      MFS/Sun Life Massachusetts Investors Growth Stock Series
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.         MFS/Sun Life Massachusetts Investors Trust Series
  Alliance VP Premier Growth Fund                    MFS/Sun Life New Discovery Series
  Alliance VP Technology Fund                        MFS/Sun Life Total Return Series
  Alliance VP Growth and Income Fund                 MFS/Sun Life Utilities Series
  Alliance VP Worldwide Privatization Fund           RYDEX VARIABLE TRUST
  Alliance VP Quasar Fund                            Rydex VT Nova Fund
GOLDMAN SACHS VARIABLE INSURANCE TRUST               Rydex VT OTC Fund
  VIT CORE-SM- Large Cap Growth Fund                 SUN CAPITAL ADVISERS TRUST
  VIT CORE-SM- U.S. Equity Fund                      SC-SM- Davis Financial Fund
  VIT CORE-SM- Small Cap Equity Fund*                SC-SM- Davis Venture Value Fund
  VIT Internet Tollkeeper Fund                       SC-SM- INVESCO Energy Fund
  VIT Capital Growth Fund                            SC-SM- INVESCO Health Sciences Fund
  VIT Growth and Income Fund*                        SC-SM- INVESCO Technology Fund
  VIT International Equity Fund*                     SC-SM- INVESCO Telecommunications Fund
INVESCO VARIABLE INVESTMENT FUNDS, INC.              SC-SM- Neuberger Berman Mid Cap Growth Fund
  INVESCO VIF Dynamics Fund                          SC-SM- Neuberger Berman Mid Cap Value Fund
  INVESCO VIF Small Company Growth Fund              SC-SM- Value Equity Fund
J.P. MORGAN SERIES TRUST II                          SC-SM- Value Managed Fund
  J.P. Morgan International Opportunities            SC-SM- Value Mid Cap Fund
    Portfolio*                                       SC-SM- Value Small Cap Fund
  J.P. Morgan Small Company Portfolio*               SC-SM- Blue Chip Mid Cap Fund
  J.P. Morgan U.S. Disciplined Equity Portfolio*     SC-SM- Investors Foundation Fund
LORD ABBETT SERIES FUND, INC.                        SC-SM- Select Equity Fund
  Lord Abbett Series Fund Mid Cap Value              Sun Capital Investment Grade Bond Fund-SM-
  Lord Abbett Series Fund Growth and Income          Sun Capital Money Market Fund-SM-
  Lord Abbett Series Fund International              Sun Capital Real Estate Fund-SM-

*   Not available to Contracts issued on or after May 1, 2001.

      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the relevant Fund prospectus.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      If your account value is less than $100,000 on your Account Anniversary, we impose an annual Account Fee equal to $50. We will not assess an Account Fee if your Contract is fully invested in the Fixed Account during the entire Account Year. In addition, during both the Accumulation Phase and the Income Phase, we deduct insurance charges equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts. If your initial purchase payment is greater than $1,000,000, we will decrease the insurance charges to 1.15%.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                        % OF AVERAGE
         RIDER(S) YOU ELECT*            DAILY VALUE
--------------------------------------  ------------
                "EEB"                      0.15%
                "MAV"                      0.15%
             "5% Roll-Up"                  0.15%
           "EEB" and "MAV"                 0.25%
        "EEB" and "5% Roll-Up"             0.25%
        "MAV" and "5% Roll-Up"             0.25%
              "EEB Plus"                   0.25%
   "EEB" and "MAV" and "5% Roll-Up"        0.40%
            "EEB Plus MAV"                 0.40%
        "EEB Plus 5% Roll-Up"              0.40%

--------------------------
*As defined in Section 9 below

      No optional death benefit is offered if you are 80 or older at issue. No charges for optional death benefit riders are assessed during the Income Phase.

      There are no sales charges when you purchase your Contract. If you withdraw money from your Contract, we impose no withdrawal charge.

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, depending upon which Funds you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.

      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years.

      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.50% as shown in the table below include insurance charges of 1.40% of your daily net assets (1.25% for mortality and expense risks and 0.15% for administrative expenses) plus an additional 0.10%, which is used to represent the $50 annual Account Fee based on an assumed Contract value of $50,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.

                                                                                                     EXAMPLES:
                                                                                                  TOTAL EXPENSES
                                                                                                      AT END
                                                                                    -------------------------------------------
                                         TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         NO RIDERS (A)          WITH RIDER (B)
                                          INSURANCE         FUND         ANNUAL     --------------------   --------------------
SUB-ACCOUNT                                CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS     1 YEAR    10 YEARS
-----------                              ------------   ------------   ----------   --------   ---------   --------   ---------
AIM V.I. Capital Appreciation Fund          1.50%          0.82%         2.32%       $24        $266        $28        $305
AIM V.I. Growth Fund                        1.50%          0.83%         2.33%       $24        $267        $28        $306
AIM V.I. Growth and Income Fund             1.50%          0.84%         2.34%       $24        $268        $28        $307
AIM V.I. International Equity Fund          1.50%          1.02%         2.52%       $26        $286        $30        $324
AIM V.I. Value Fund                         1.50%          0.84%         2.34%       $24        $268        $28        $307
Alger American Growth Portfolio             1.50%          0.79%         2.29%       $23        $263        $27        $302
Alger American Income and Growth
 Portfolio                                  1.50%          0.70%         2.20%       $22        $253        $26        $293
Alger American Small Capitalization
 Portfolio                                  1.50%          0.90%         2.40%       $24        $274        $28        $313
Alliance VP Premier Growth Fund             1.50%          1.30%         2.80%       $28        $313        $32        $350
Alliance VP Technology Fund                 1.50%          1.31%         2.81%       $28        $314        $32        $351
Alliance VP Growth and Income Fund          1.50%          0.95%         2.45%       $25        $279        $29        $318
Alliance VP Worldwide Privatization
 Fund                                       1.50%          1.20%         2.70%       $27        $303        $31        $341
Alliance VP Quasar Fund                     1.50%          1.20%         2.70%       $27        $303        $31        $341
Goldman Sachs VIT CORE-SM- Large Cap
 Growth Fund                                1.50%          0.90%         2.40%       $24        $274        $28        $313
Goldman Sachs VIT CORE-SM- Small Cap
 Equity Fund                                1.50%          1.00%         2.50%       $25        $284        $29        $322
Goldman Sachs VIT CORE-SM- U.S. Equity
 Fund                                       1.50%          0.90%         2.40%       $24        $274        $28        $313
Goldman Sachs VIT Internet Tollkeeper
 Fund                                       1.50%          1.25%         2.75%       $28        $308        $32        $346
Goldman Sachs VIT Capital Growth Fund       1.50%          1.00%         2.50%       $25        $284        $29        $322
Goldman Sachs VIT Growth and Income
 Fund                                       1.50%          1.00%         2.50%       $25        $284        $29        $322
Goldman Sachs VIT International Equity
 Fund                                       1.50%          1.35%         2.85%       $29        $318        $33        $355
INVESCO VIF Dynamics Fund                   1.50%          1.09%         2.59%       $26        $292        $30        $331
INVESCO VIF Small Company Growth Fund       1.50%          1.37%         2.87%       $29        $319        $33        $357
J. P. Morgan International
 Opportunities Portfolio                    1.50%          1.20%         2.70%       $27        $303        $31        $341
J. P. Morgan Small Company Portfolio        1.50%          1.15%         2.65%       $27        $298        $31        $336
J. P. Morgan U.S. Disciplined Equity
 Portfolio                                  1.50%          0.85%         2.35%       $24        $269        $28        $308
Lord Abbett Series Fund Mid Cap Value       1.50%          1.10%         2.60%       $26        $293        $30        $332
Lord Abbett Series Fund Growth &
 Income                                     1.50%          1.02%         2.52%       $26        $286        $30        $324
Lord Abbett Series Fund International       1.50%          1.35%         2.85%       $29        $318        $33        $355
Fidelity VIP Contrafund-TM- Portfolio       1.50%          0.92%         2.42%       $25        $276        $29        $315
Fidelity VIP Growth Portfolio               1.50%          0.91%         2.41%       $24        $275        $28        $314
Fidelity VIP Overseas Portfolio             1.50%          1.15%         2.65%       $27        $298        $31        $336
MFS/Sun Life Capital Appreciation
 Series                                     1.50%          0.75%         2.25%       $23        $258        $27        $298
MFS/Sun Life Emerging Growth Series         1.50%          0.74%         2.24%       $23        $257        $27        $297
MFS/Sun Life Government Securities
 Series                                     1.50%          0.62%         2.12%       $22        $245        $26        $286
MFS/Sun Life High Yield Series              1.50%          0.83%         2.33%       $24        $267        $28        $306
MFS/Sun Life Massachusetts Investors
 Growth Stock Series                        1.50%          0.81%         2.31%       $23        $265        $27        $304
MFS/Sun Life Massachusetts Investors
 Trust Series                               1.50%          0.60%         2.10%       $21        $243        $25        $284
MFS/Sun Life New Discovery Series           1.50%          0.99%         2.49%       $25        $283        $29        $321
MFS/Sun Life Total Return Series            1.50%          0.70%         2.20%       $22        $253        $26        $293

                                                                                                     EXAMPLES:
                                                                                                  TOTAL EXPENSES
                                                                                                      AT END
                                                                                    -------------------------------------------
                                         TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         NO RIDERS (A)          WITH RIDER (B)
                                          INSURANCE         FUND         ANNUAL     --------------------   --------------------
SUB-ACCOUNT                                CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS     1 YEAR    10 YEARS
-----------                              ------------   ------------   ----------   --------   ---------   --------   ---------
MFS/Sun Life Utilities Series               1.50%          0.80%         2.30%       $23        $264        $27        $303
Rydex VT Nova Fund                          1.50%          1.42%         2.92%       $30        $324        $33        $361
Rydex VT OTC Fund                           1.50%          1.46%         2.96%       $30        $328        $34        $365
SC-SM-Davis Financial Fund                  1.50%          0.90%         2.40%       $24        $274        $28        $313
SC-SM- Davis Venture Value Fund             1.50%          0.90%         2.40%       $24        $274        $28        $313
SC-SM- INVESCO Energy Fund                  1.50%          1.25%         2.75%       $28        $308        $32        $346
SC-SM- INVESCO Health Sciences Fund         1.50%          1.25%         2.75%       $28        $308        $32        $346
SC-SM- INVESCO Technology Fund              1.50%          1.25%         2.75%       $28        $308        $32        $346
SC-SM- INVESCO Telecommunications Fund      1.50%          1.25%         2.75%       $28        $308        $32        $346
SC-SM- Neuberger Berman Mid Cap Growth
 Fund                                       1.50%          1.10%         2.60%       $26        $293        $30        $332
SC-SM- Neuberger Berman Mid Cap Value
 Fund                                       1.50%          1.10%         2.60%       $26        $293        $30        $332
SC-SM- Value Equity Fund                    1.50%          0.90%         2.40%       $24        $274        $28        $313
SC-SM- Value Managed Fund                   1.50%          0.90%         2.40%       $24        $274        $28        $313
SC-SM- Value Mid Cap Fund                   1.50%          1.00%         2.50%       $25        $284        $29        $322
SC-SM- Value Small Cap Fund                 1.50%          1.00%         2.50%       $25        $284        $29        $322
SC-SM- Blue Chip Mid Cap Fund               1.50%          1.00%         2.50%       $25        $284        $29        $322
SC-SM- Investors Foundation Fund            1.50%          0.90%         2.40%       $24        $274        $28        $313
SC-SM- Select Equity Fund                   1.50%          0.90%         2.40%       $24        $274        $28        $313
Sun Capital Investment Grade Bond
 Fund-SM-                                   1.50%          0.75%         2.25%       $23        $258        $27        $298
Sun Capital Money Market Fund-SM-           1.50%          0.65%         2.15%       $22        $248        $26        $289
Sun Capital Real Estate Fund-SM-            1.50%          1.25%         2.75%       $28        $308        $32        $346

------------------------------
(a) Assuming no optional death benefit riders are elected.
(b) Assuming the EEB Plus MAV optional death benefit rider is elected.

      If your initial purchase payment is $1,000,000 or more, we will reduce your insurance charges by 0.25%.

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of the amounts received during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      You should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase without the imposition of any withdrawal charge. Futhermore, no withdrawal charge is imposed upon annuitization. However, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose. The following chart shows total return for investment in the Sub-Accounts where the corresponding Series has had at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Account, including the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. NOR DO THEY REFLECT THE DEDUCTION OF ANY CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS. THESE DEDUCTIONS, IF INCLUDED, WOULD REDUCE THE PERFORMANCE SHOWN. Past performance is not a guarantee of future results.

                            2000       1999       1998       1997       1996       1995       1994       1993       1992
                          --------   --------   --------   --------   --------   --------   --------   --------   --------
AIM V.I. Capital
 Appreciation Fund         (12.43%)    42.31%        --         --         --         --         --         --         --
AIM V.I. Growth Fund       (21.88%)    33.07%        --         --         --         --         --         --         --
AIM V.I. Growth and
 Income Fund               (16.03%)    32.09%        --         --         --         --         --         --         --
AIM V.I. International
 Equity Fund               (27.71%)    52.60%        --         --         --         --         --         --         --
Alger American Growth
 Portfolio                 (16.24%)    31.59%        --         --         --         --         --         --         --
Alger American Income
 and Growth Portfolio       (2.92%)    40.18%        --         --         --         --         --         --         --
Alger American Small
 Capitalization
 Portfolio                 (28.49%)    41.13%        --         --         --         --         --         --         --
Goldman Sachs VIT
 CORE-SM- Large Cap
 Growth Fund               (23.84%)    33.25%        --         --         --         --         --         --         --
Goldman Sachs VIT
 CORE-SM- Small Cap
 Equity Fund                 0.05%     15.62%        --         --         --         --         --         --         --
Goldman Sachs VIT
 CORE-SM- U.S. Equity
 Fund                      (11.16%)    22.28%        --         --         --         --         --         --         --
Goldman Sachs VIT Growth
 and Income Fund            (6.30%)     3.66%        --         --         --         --         --         --         --
Goldman Sachs VIT
 International Equity
 Fund                      (14.68%)    29.73%        --         --         --         --         --         --         --
J.P. Morgan U.S.
 Disciplined Equity
 Portfolio                 (12.50%)    16.61%        --         --         --         --         --         --         --
J.P. Morgan
 International
 Opportunities Portfolio   (17.29%)    34.47%        --         --         --         --         --         --         --
J.P. Morgan Small
 Company Portfolio         (12.84%)    42.10%        --         --         --         --         --         --         --
Lord Abbett Series Fund
 Growth and Income          13.88%     14.88%        --         --         --         --         --         --         --
MFS/Sun Life Capital
 Appreciation Series       (13.29%)    30.13%     26.26%     20.78%     19.13%     31.95%     (5.58%)    15.71%     11.38%
MFS/Sun Life Emerging
 Growth Series             (20.55%)    73.02%     31.68%     19.89%     15.16%        --         --         --         --
MFS/Sun Life High Yield
 Series                     (8.24%)     5.17%     (0.91%)    11.49%     10.37%     15.13%     (3.69%)    15.86%     13.22%
MFS/Sun Life Utilities
 Series                      5.39%     29.32%     15.81%     30.76%     18.57%     30.42%     (6.38%)       --         --

                            1991       1990
                          --------   --------
AIM V.I. Capital
 Appreciation Fund             --         --
AIM V.I. Growth Fund           --         --
AIM V.I. Growth and
 Income Fund                   --         --
AIM V.I. International
 Equity Fund                   --         --
Alger American Growth
 Portfolio                     --         --
Alger American Income
 and Growth Portfolio          --         --
Alger American Small
 Capitalization
 Portfolio                     --         --
Goldman Sachs VIT
 CORE-SM- Large Cap
 Growth Fund                   --         --
Goldman Sachs VIT
 CORE-SM- Small Cap
 Equity Fund                   --         --
Goldman Sachs VIT
 CORE-SM- U.S. Equity
 Fund                          --         --
Goldman Sachs VIT Growth
 and Income Fund               --         --
Goldman Sachs VIT
 International Equity
 Fund                          --         --
J.P. Morgan U.S.
 Disciplined Equity
 Portfolio                     --         --
J.P. Morgan
 International
 Opportunities Portfolio       --         --
J.P. Morgan Small
 Company Portfolio             --         --
Lord Abbett Series Fund
 Growth and Income             --         --
MFS/Sun Life Capital
 Appreciation Series        38.40%    (11.61%)
MFS/Sun Life Emerging
 Growth Series                 --         --
MFS/Sun Life High Yield
 Series                     45.30%    (15.55%)
MFS/Sun Life Utilities
 Series                        --         --

                            2000       1999       1998       1997       1996       1995       1994       1993       1992
                          --------   --------   --------   --------   --------   --------   --------   --------   --------
MFS/Sun Life Government
 Securities Series          10.32%     (3.55%)     6.96%      6.95%     (0.04%)    15.77%     (3.83%)     6.93%      5.07%
MFS/Sun Life Total
 Return Series              14.89%      1.13%      9.87%     20.00%     12.21%     24.67%     (3.86%)    11.50%      6.77%
MFS/Sun Life
 Massachusetts Investors
 Trust Series               (1.57%)     5.40%     21.84%     29.81%     23.36%     35.22%     (2.76%)     6.63%      3.95%
MFS/Sun Life New
 Discovery Series           (1.29%)    57.69%        --         --         --         --         --         --         --
MFS/Sun Life
 Massachusetts Investors
 Growth Stock Series        (7.71%)    33.59%        --         --         --         --         --         --         --
Sun Capital Money Market
 Fund-SM-                    4.12%      2.93%        --         --         --         --         --         --         --
Sun Capital Investment
 Grade Bond Fund-SM-         8.09%     (2.26%)       --         --         --         --         --         --         --
Sun Capital Real Estate
 Fund-SM-                   29.10%     (5.52%)       --         --         --         --         --         --         --
SC-SM- Select Equity
 Fund                      (11.20%)       --         --         --         --         --         --         --         --
SC-SM- Blue Chip Mid Cap
 Fund                       22.94%        --         --         --         --         --         --         --         --
SC-SM- Investors
 Foundation Fund            (7.56%)       --         --         --         --         --         --         --         --

                            1991       1990
                          --------   --------
MFS/Sun Life Government
 Securities Series          13.96%      7.14%
MFS/Sun Life Total
 Return Series              19.64%      0.96%
MFS/Sun Life
 Massachusetts Investors
 Trust Series                  --         --
MFS/Sun Life New
 Discovery Series              --         --
MFS/Sun Life
 Massachusetts Investors
 Growth Stock Series           --         --
Sun Capital Money Market
 Fund-SM-                      --         --
Sun Capital Investment
 Grade Bond Fund-SM-           --         --
Sun Capital Real Estate
 Fund-SM-                      --         --
SC-SM- Select Equity
 Fund                          --         --
SC-SM- Blue Chip Mid Cap
 Fund                          --         --
SC-SM- Investors
 Foundation Fund               --         --

      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) the value of the Contract on the Death Benefit Date;

      (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

      (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above. Because this amount will reflect any Market Value Adjustment, it may be less than your account value.

      OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:

      -  the amount payable under the basic death benefit above, or

      - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      If you elect the 5% Premium Roll-Up Rider, the death benefit is the greatest of:

      -  the amount payable under the basic death benefit above, or

      - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

      -  first day of the month following your 80th birthday, or

      - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER*

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER*

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase

--------------------------
*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

         Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER*

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

      - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

      - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

      - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

      - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EBB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

      If your spouse is your sole beneficiary, upon your death your spouse may elect to continue the Contact as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For

--------------------------
*See Section 6. "Taxes" if this Optional Death Benefit is being considered for an IRA plan.

purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effetive date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

      10. OTHER INFORMATION

      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment. If this Contract is being considered as a replacement of another contract, you should compare this Contract's benefits and charges against the benefits and charges of the contract that is being replaced.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company; however, we may require up to 30 days notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS -- These programs allow you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117
     TELEPHONE: TOLL FREE (888) 786-2435

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                               FUTURITY FOCUS II

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

      You may choose among a number of variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following mutual funds or series thereof:

AIM VARIABLE INSURANCE FUNDS                         FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
  AIM V.I. Capital Appreciation Fund                 Fidelity VIP Contrafund-TM- Portfolio
  AIM V.I. Growth Fund                               Fidelity VIP Growth Portfolio
  AIM V.I. Growth and Income Fund                    Fidelity VIP Overseas Portfolio
  AIM V.I. International Equity Fund                 MFS/SUN LIFE SERIES TRUST
  AIM V.I. Value Fund                                MFS/Sun Life Capital Appreciation Series
THE ALGER AMERICAN FUND                              MFS/Sun Life Emerging Growth Series
  Alger American Growth Portfolio                    MFS/Sun Life Government Securities Series
  Alger American Income and Growth Portfolio         MFS/Sun Life High Yield Series
  Alger American Small Capitalization Portfolio      MFS/Sun Life Massachusetts Investors Growth Stock Series
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.         MFS/Sun Life Massachusetts Investors Trust Series
  Alliance VP Premier Growth Fund                    MFS/Sun Life New Discovery Series
  Alliance VP Technology Fund                        MFS/Sun Life Total Return Series
  Alliance VP Growth and Income Fund                 MFS/Sun Life Utilities Series
  Alliance VP Worldwide Privatization Fund           RYDEX VARIABLE TRUST
  Alliance VP Quasar Fund                            Rydex VT Nova Fund
GOLDMAN SACHS VARIABLE INSURANCE TRUST               Rydex VT OTC Fund
  VIT CORE-SM- Large Cap Growth Fund                 SUN CAPITAL ADVISERS TRUST
  VIT CORE-SM- U.S. Equity Fund                      SC-SM- Davis Financial Fund
  VIT CORE-SM- Small Cap Equity Fund*                SC-SM- Davis Venture Value Fund
  VIT Internet Tollkeeper Fund                       SC-SM- INVESCO Energy Fund
  VIT Capital Growth Fund                            SC-SM- INVESCO Health Sciences Fund
  VIT Growth and Income Fund*                        SC-SM- INVESCO Technology Fund
  VIT International Equity Fund*                     SC-SM- INVESCO Telecommunications Fund
INVESCO VARIABLE INVESTMENT FUNDS, INC.              SC-SM- Neuberger Berman Mid Cap Growth Fund
  INVESCO VIF Dynamics Fund                          SC-SM- Neuberger Berman Mid Cap Value Fund
  INVESCO VIF Small Company Growth Fund              SC-SM- Value Equity Fund
J.P. MORGAN SERIES TRUST II                          SC-SM- Value Managed Fund
  J.P. Morgan International Opportunities Portfolio* SC-SM- Value Mid Cap Fund
  J.P. Morgan Small Company Portfolio*               SC-SM- Value Small Cap Fund
  J.P. Morgan U.S. Disciplined Equity Portfolio*     SC-SM- Blue Chip Mid Cap Fund
LORD ABBETT SERIES FUND, INC.                        SC-SM- Investors Foundation Fund
  Lord Abbett Series Fund Mid Cap Value              SC-SM- Select Equity Fund
  Lord Abbett Series Fund Growth and Income          Sun Capital Investment Grade Bond Fund-SM-
  Lord Abbett Series Fund International              Sun Capital Money Market Fund-SM-
                                                     Sun Capital Real Estate Fund-SM-

*   Not available to Contracts issued on or after May 1, 2001.

      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACT AND THE FUNDS.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 47 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS

                                                                PAGE
Special Terms                                                        5
Expense Summary                                                      5
Summary of Contract Expenses                                         5
Underlying Fund Annual Expenses                                      6
Examples                                                             9
Condensed Financial Information                                     12
The Annuity Contract                                                12
Communicating To Us About Your Contract                             12
Sun Life Assurance Company of Canada (U.S.)                         13
The Variable Account                                                13
Variable Account Options: The Funds                                 13
The Fixed Account                                                   18
The Fixed Account Options: The Guarantee Periods                    18
The Accumulation Phase                                              18
    Issuing Your Contract                                           18
    Amount and Frequency of Purchase Payments                       19
    Allocation of Net Purchase Payments                             19
    Your Account                                                    19
    Your Account Value                                              19
    Variable Account Value                                          19
    Fixed Account Value                                             20
    Transfer Privilege                                              21
    Waivers; Reduced Charges; Special Guaranteed Interest
     Rates                                                          22
    Optional Programs                                               22
Withdrawals and Market Value Adjustment                             23
    Cash Withdrawals                                                23
    Market Value Adjustment                                         24
Contract Charges                                                    25
    Account Fee                                                     25
    Administrative Expense Charge                                   26
    Mortality and Expense Risk Charge                               26
    Charges for Optional Death Benefit Riders                       26
    Premium Taxes                                                   26
    Fund Expenses                                                   27
    Modification in the Case of Group Contracts                     27
Death Benefit                                                       27
    Amount of Death Benefit                                         27
    The Basic Death Benefit                                         27
    Optional Death Benefit Riders                                   28
    Spousal Continuance                                             30
    Calculating the Death Benefit                                   30
    Method of Paying Death Benefit                                  30
    Non-Qualified Contracts                                         31
    Selection and Change of Beneficiary                             31
    Payment of Death Benefit                                        31
    Due Proof of Death                                              31
The Income Phase -- Annuity Provisions                              32
    Selection of the Annuitant or Co-Annuitant                      32
    Selection of the Annuity Commencement Date                      32
    Annuity Options                                                 33
    Selection of Annuity Option                                     33
    Amount of Annuity Payments                                      34
    Exchange of Variable Annuity Units                              35
    Account Fee                                                     35
    Annuity Payment Rates                                           35
    Annuity Options as Method of Payment for Death Benefit          35

Other Contract Provisions                                           35
    Exercise of Contract Rights                                     35
    Change of Ownership                                             36
    Voting of Fund Shares                                           36
    Periodic Reports                                                37
    Substitution of Securities                                      37
    Change in Operation of Variable Account                         37
    Splitting Units                                                 38
    Modification                                                    38
    Discontinuance of New Participants                              38
    Reservation of Rights                                           38
    Right to Return                                                 38
Tax Considerations                                                  39
    U.S. Federal Income Tax Considerations                          39
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          39
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      39
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   39
        DISTRIBUTION AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   40
        WITHHOLDING                                                 40
        INVESTMENT DIVERSIFICATION AND CONTROL                      41
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     41
        QUALIFIED RETIREMENT PLANS                                  41
        PENSION AND PROFIT-SHARING PLANS                            41
        TAX-SHELTERED ANNUITIES                                     41
        INDIVIDUAL RETIREMENT ACCOUNTS                              42
        ROTH IRAS                                                   42
        STATUS OF OPTIONAL DEATH BENEFIT RIDERS                     42
    Puerto Rico Tax Considerations                                  43
Administration of the Contract                                      43
Distribution of the Contract                                        43
Performance Information                                             44
Available Information                                               45
Incorporation of Certain Documents by Reference                     45
State Regulation                                                    46
Legal Proceedings                                                   46
Accountants                                                         46
Financial Statements                                                46
Table of Contents of Statement of Additional Information            47
Appendix A -- Glossary                                              49
Appendix B -- Market Value Adjustment                               52
Appendix C -- Calculation of Basic Death Benefit                    54
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit Rider                                                55
Appendix E -- Calculation of Death Benefit When EEB and MAV
 and 5% Roll-Up Riders are Selected                                 56
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             57
Appendix G -- Calculation of Earnings Enhancement Plus with
 MAV Optional Death Benefit                                         58
Appendix H -- Calculation of Earnings Enhancement Plus with
 5% Roll-Up Optional Death Benefit                                  59
Appendix I -- Condensed Financial Information --
 Accumulation Unit Values                                           60

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes, where required by state law.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES:
Sales Load Imposed on Purchase Payments.....................   $  0
Transfer Fee (1)............................................   $ 15
ANNUAL ACCOUNT FEE per Contract or Certificate (2)..........   $ 50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)

 FOR CONTRACTS WITH AN INITIAL                     FOR CONTRACTS WITH AN INITIAL
 PURCHASE PAYMENT                                  PURCHASE PAYMENT
 LESS THAN $1,000,000:                             OF $1,000,000 OR MORE:
 Mortality and Expense Risks Charge......  1.25%   Mortality and Expense Risks Charge......  1.00%
 Administrative Expenses Charge..........  0.15%   Administrative Expenses Charge..........  0.15%
                                           ----                                              ----
 Total Variable Annuity Annual Expenses..  1.40%   Total Variable Annuity Annual Expenses..  1.15%

DEATH BENEFIT CHARGE (if one or more of the optional death benefits is elected)

                                              % OF AVERAGE
          RIDER(S) ELECTED(3)                 DAILY VALUE
----------------------------------------  --------------------
                 "EEB"                           0.15%
                 "MAV"                           0.15%
              "5% Roll-Up"                       0.15%
            "EEB" and "MAV"                      0.25%
         "EEB" and "5% Roll-Up"                  0.25%
         "MAV" and "5% Roll-Up"                  0.25%
               "EEB Plus"                        0.25%
    "EEB" and "MAV" and "5% Roll-Up"             0.40%
             "EEB Plus MAV"                      0.40%
         "EEB Plus 5% Roll-Up"                   0.40%

------------------------
(1) Currently, we impose no fee upon transfers; however, we reserve the right to impose up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

(2) The annual Account Fee will never exceed $50.

(3) The optional death benefit riders are defined under "Death Benefits."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)

                                                                                                TOTAL ANNUAL FUND
                                                           OTHER FUND                            EXPENSES AFTER
                                           MANAGEMENT    EXPENSES AFTER      12B1 OR               AND BEFORE
FUND                                          FEES      REIMBURSEMENT(2)   SERVICE FEES         REIMBURSEMENT(2)
----                                       ----------   ----------------   ------------   -----------------------------
AIM V.I. Capital Appreciation Fund.......    0.61%           0.21%                        0.82%
AIM V.I. Growth Fund.....................    0.61%           0.22%                        0.83%
AIM V.I. Growth and Income Fund..........    0.60%           0.24%                        0.84%
AIM V.I. International Equity Fund.......    0.73%           0.29%                        1.02%
AIM V.I. Value Fund......................    0.61%           0.23%                        0.84%
Alger American Growth Portfolio..........    0.75%           0.04%                        0.79%
Alger American Income and Growth
 Portfolio...............................    0.62%           0.08%                        0.70%
Alger American Small Capitalization
 Portfolio...............................    0.85%           0.05%                        0.90%
Alliance VP Premier Growth Fund (3)......    1.00%           0.05%            0.25%       1.30%
Alliance VP Technology Fund (3)..........    0.97%           0.09%            0.25%       1.31% [1.33%]
Alliance VP Growth and Income
 Fund (3)................................    0.63%           0.07%            0.25%       0.95%
Alliance VP Worldwide Privatization
 Fund (3)................................    0.51%           0.44%            0.25%       1.20% [1.80%]
Alliance VP Quasar Fund (3)..............    0.81%           0.14%            0.25%       1.20% [1.41%]
Goldman Sachs VIT CORE-SM- Large Cap
 Growth Fund (4).........................    0.70%           0.20%                        0.90% [1.23%]
Goldman Sachs VIT CORE-SM- Small Cap
 Equity Fund (4).........................    0.75%           0.25%                        1.00% [1.55%]
Goldman Sachs VIT CORE-SM- U.S. Equity
 Fund (4)................................    0.70%           0.20%                        0.90% [1.52%]
Goldman Sachs VIT Internet Tollkeeper
 Fund (4)................................    1.00%           0.25%                        1.25% [5.62%]
Goldman Sachs VIT Capital Growth
 Fund (4)................................    0.75%           0.25%                        1.00% [1.84%]
Goldman Sachs VIT Growth and Income
 Fund (4)................................    0.75%           0.25%                        1.00% [1.22%]
Goldman Sachs VIT International Equity
 Fund (4)................................    1.00%           0.35%                        1.35% [1.99%]
INVESCO VIF Dynamics Fund (5)............    0.75%           0.09%            0.25%       1.09%
INVESCO VIF Small Company Growth
 Fund (5)................................    0.75%           0.37%            0.25%       1.37% [1.43%]
J.P. Morgan International Opportunities
 Portfolio (6)...........................    0.60%           0.60%                        1.20% [1.73%]
J.P. Morgan Small Company
 Portfolio (6)...........................    0.60%           0.55%                        1.15% [1.32%]
J.P. Morgan U.S. Disciplined Equity
 Portfolio (6)...........................    0.35%           0.50%                        0.85%
Lord Abbett Series Fund Mid Cap
 Value (7)...............................    0.75%           0.10%            0.25%       1.10% [1.56%]
Lord Abbett Series Fund Growth and
 Income (7)..............................    0.50%           0.27%            0.25%       1.02%
Lord Abbett Series Fund
 International (7).......................    1.00%           0.10%            0.25%       1.35% [2.37%]
Fidelity VIP Contrafund-TM-
 Portfolio (8)...........................    0.57%           0.10%            0.25%       0.92%
Fidelity VIP Growth Portfolio (8)........    0.57%           0.09%            0.25%       0.91%
Fidelity VIP Overseas Portfolio (8)......    0.72%           0.18%            0.25%       1.15%
MFS/Sun Life Capital Appreciation
 Series (9)..............................    0.71%           0.04%                        0.75%
MFS/Sun Life Emerging Growth
 Series (9)..............................    0.69%           0.05%                        0.74%
MFS/Sun Life Government Securities
 Series..................................    0.55%           0.07%                        0.62%
MFS/Sun Life High Yield Series (9).......    0.75%           0.08%                        0.83%

                                                                                                TOTAL ANNUAL FUND
                                                           OTHER FUND                            EXPENSES AFTER
                                           MANAGEMENT    EXPENSES AFTER      12B1 OR               AND BEFORE
FUND                                          FEES      REIMBURSEMENT(2)   SERVICE FEES         REIMBURSEMENT(2)
----                                       ----------   ----------------   ------------   -----------------------------
MFS/Sun Life Massachusetts Investors
 Growth Stock Series.....................    0.75%           0.06%                        0.81%
MFS/Sun Life Massachusetts Investors
 Trust Series (9)........................    0.55%           0.05%                        0.60%
MFS/Sun Life New Discovery Series........    0.90%           0.09%                        0.99%
MFS/Sun Life Total Return Series (9).....    0.66%           0.04%                        0.70%
MFS/Sun Life Utilities Series (9)........    0.72%           0.08%                        0.80%
Rydex VT Nova Fund.......................    0.75%           0.42%            0.25%       1.42%
Rydex VT OTC Fund........................    0.75%           0.46%            0.25%       1.46%
SC-SM- Davis Financial Fund (10)(11).....    0.75%           0.15%                        0.90% [5.50%]
SC-SM- Davis Venture Value
 Fund (10)(11)...........................    0.75%           0.15%                        0.90% [3.20%]
SC-SM- INVESCO Energy Fund (10)(12)......    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Health Sciences
 Fund (10)(12)...........................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Telecommunications
 Fund (10)(12)...........................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- INVESCO Technology
 Fund (10)(12)...........................    1.05%           0.20%                        1.25% [5.00%]
SC-SM- Neuberger Berman Mid Cap Growth
 Fund (9)(13)............................    0.95%           0.15%                        1.10% [5.00%]
SC-SM- Neuberger Berman Mid Cap Value
 Fund (10)(13)...........................    0.95%           0.15%                        1.10% [5.00%]
SC-SM- Value Equity Fund (10)(14)........    0.80%           0.10%                        0.90% [7.65%]
SC-SM- Value Managed Fund (10)(14).......    0.80%           0.10%                        0.90% [7.84%]
SC-SM- Value Mid Cap Fund (10)(14).......    0.80%           0.20%                        1.00% [4.27%]
SC-SM- Value Small Cap Fund (10)(14).....    0.80%           0.20%                        1.00% [5.02%]
SC-SM- Blue Chip Mid Cap
 Fund (10)(15)...........................    0.80%           0.20%                        1.00% [1.96%]
SC-SM- Investors Foundation
 Fund (10)(15)...........................    0.75%           0.15%                        0.90% [3.99%]
SC-SM- Select Equity Fund (10)(15).......    0.75%           0.15%                        0.90% [2.44%]
Sun Capital Investment Grade Bond
 Fund-SM- (10)...........................    0.60%           0.15%                        0.75% [1.31%]
Sun Capital Money Market
 Fund-SM- (10)...........................    0.50%           0.15%                        0.65% [1.22%]
Sun Capital Real Estate Fund-SM- (10)....    0.95%           0.30%                        1.25% [2.67%]

------------------------

(1) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.

(2) All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2000, except that (a) the expense figures shown for SC-SM- INVESCO Energy Fund, SC-SM- INVESCO Health Sciences Fund, SC-SM- INVESCO Telecommunications Fund, SC-SM- INVESCO Technology Fund, and SC-SM- Neuberger Berman Mid Cap Growth Fund, and SC-SM-Neuberger Berman Mid Cap Value Fund are estimates for the year 2001 and (b) certain information relating to the Lord Abbett Series Fund has been restated as described in note (7) below. No actual expense figures are shown for the Funds listed in (a) because they commenced operations in May of 2001, and, therefore, have less than 10 months of investment experience.

(3) For the year ended December 31, 2000, the investment advisor has voluntarily agreed to waive fund expenses to the extent such expenses exceed the "Total Fund Annual Expenses" shown in the table.

(4) The investment advisers to the following Goldman Sachs VIT Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest, and brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed a certain percentage per annum of such Funds' average daily net assets:

Goldman Sachs VIT CORE-SM- Large Capital Growth Fund........    0.20%
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    0.25%
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    0.20%
Goldman Sachs VIT Growth and Income Fund....................    0.25%
Goldman Sachs VIT International Equity Fund.................    0.35%

   Fee waivers and expense reimbursements for the Goldman Sachs VIT Funds may be discontinued at any time.

(5) The INVESCO VIF Dynamics and INVESCO VIF Small Company Growth Funds' actual "Other Fund Expenses" and "Total Annual Fund Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(6) Through fiscal year 2000, an affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed the following percentages of the Fund's average daily net assets:

J.P. Morgan U.S. Disciplined Equity Portfolio...............    0.85%
J.P. Morgan International Opportunities Portfolio...........    1.20%
J.P. Morgan Small Company Portfolio.........................    1.15%

(7) For the year ended December 31, 2000, Lord, Abbett & Co. voluntarily waived its management fees of 0.75% of average daily net assets of Mid Cap Value Portfolio and 1.00% of average daily net assets of International Portfolio and voluntarily reimbursed all other fund expenses of the Mid Cap Value Portfolio and the International Portfolio. For the year 2001, Lord,
    Abbett & Co. does not intend to waive it management fees for these Portfolios but has agreed formally to continue to reimburse a portion of the Mid Cap Value Portfolio's and International Portfolio's expenses to the extent necessary to maintain its "Other Fund Expenses After Reimbursement" and "12b-1 or Service Fees" at an aggregate of 0.35% of its average net assets. In light of these developments, the information in the chart above relating to these portfolios has been restated to reflect the fees that are expected to be applicable during 2001.

(8) Actual annual operating expenses of the Fidelity Funds were lower than those shown in the table because a portion of the brokerage commissions that each Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Fidelity may terminate the expense reimbursement at any time. Had these reductions been taken into account, total expenses would have been lower: 0.90% for VIP Contrafund-TM-, 0.90% for VIP Growth, and 1.13% for VIP Overseas.

(9) The MFS/SUN Life Series Trust has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Expenses" would have been lower for certain series:

MFS/Sun Life Capital Appreciation Series....................    0.74%
MFS/Sun Life Emerging Growth Series.........................    0.73%
MFS/Sun Life High Yield Series..............................    0.82%
MFS/Sun Life Massachusetts Investors Trust Series...........    0.59%
MFS/Sun Life Total Return Series............................    0.69%
MFS/Sun Life Utilities Series...............................    0.79%

(10) For the year ended December 31, 2000, the investment adviser waived all investment advisory fees of all Funds other than Sun Capital Investment Grade Bond Fund-SM-, for which the investment adviser waived a portion of its fees. Fee waivers and expense reimbursements for the Sun Capital

    Funds may be discontinued at any time after May 1, 2002. To the extent that the expense ratio of any Fund in the Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years.

(11) The management fee for each of the SC-SM- Davis Funds decreases to 0.70% as the daily net assets of each Fund exceed $500 million.

(12) The management fee for each of the SC-SM- INVESCO Funds decreases to 1.00% as the daily net assets of the Funds exceed $750 million.

(13) The management fee for each of the SC-SM- Neuberger Berman Funds decreases to 0.90% as the daily net assets of the Funds exceed $750 million.

(14) The management fee for each of the SC-SM- Value Funds decreases to 0.75% as the daily net assets of each Fund exceed $400 million, and decreases to 0.70% as the daily net assets of each Fund exceed $800 million.

(15) The management fees for each of the SC-SM- Blue Chip Mid Cap Fund, the SC-SM- Investors Foundation Fund, and the SC-SM- Select Equity Fund decreases to 0.75%, 0.70%, and 0.70% respectively, as the daily net assets of each Fund exceed $300 million.

                                    EXAMPLES

      If you do or do not surrender your Contract, or if you annuitize, at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $50,000, a 5% annual return and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $24        $72        $124       $266
AIM V.I. Growth Fund........................................    $24        $73        $125       $267
AIM V.I. Growth and Income Fund.............................    $24        $73        $125       $268
AIM V.I. International Equity Fund..........................    $26        $78        $134       $286
AIM V.I. Value Fund.........................................    $24        $73        $125       $268
Alger American Growth Portfolio.............................    $23        $72        $123       $263
Alger American Income and Growth Portfolio..................    $22        $69        $118       $253
Alger American Small Capitalization Portfolio...............    $24        $75        $128       $274
Alliance VP Premier Growth Fund.............................    $28        $87        $148       $313
Alliance VP Technology Fund.................................    $28        $87        $148       $314
Alliance VP Growth and Income Fund..........................    $25        $76        $131       $279
Alliance VP Worldwide Privatization Fund....................    $27        $84        $143       $303
Alliance VP Quasar Fund.....................................    $27        $84        $143       $303
Goldman Sachs VIT CORE-SM- Large Cap Equity Fund............    $24        $75        $128       $274
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $25        $78        $133       $284
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $24        $75        $128       $274
Goldman Sachs VIT Internet Tollkeeper Fund..................    $28        $85        $145       $308
Goldman Sachs VIT Capital Growth Fund.......................    $25        $78        $133       $284
Goldman Sachs VIT Growth and Income Fund....................    $25        $78        $133       $284
Goldman Sachs VIT International Equity Fund.................    $29        $88        $150       $318
INVESCO VIF Dynamics Fund...................................    $26        $81        $138       $292
INVESCO VIF Small Company Fund..............................    $29        $89        $151       $319
J.P. Morgan International Opportunities Portfolio...........    $27        $84        $143       $303
J.P. Morgan Small Company Portfolio.........................    $27        $82        $141       $298
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $24        $73        $126       $269
Lord Abbett Series Fund Mid Cap Value.......................    $26        $81        $138       $293
Lord Abbett Series Fund Growth and Income...................    $26        $78        $134       $286
Lord Abbett Series Fund International.......................    $29        $88        $150       $318
Fidelity VIP Contrafund-TM- Portfolio.......................    $25        $75        $129       $276
Fidelity VIP Growth Portfolio...............................    $24        $75        $129       $275
Fidelity VIP Overseas Portfolio.............................    $27        $82        $141       $298

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS/Sun Life Capital Appreciation Series....................    $23        $70        $120       $258
MFS/Sun Life Emerging Growth Series.........................    $23        $70        $120       $257
MFS/Sun Life Government Securities Series...................    $22        $66        $114       $245
MFS/Sun Life High Yield Series..............................    $24        $73        $125       $267
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $23        $72        $124       $265
MFS/Sun Life Massachusetts Investors Trust Series...........    $21        $66        $113       $243
MFS/Sun Life New Discovery Series...........................    $25        $78        $133       $283
MFS/Sun Life Total Return Series............................    $22        $69        $118       $253
MFS/Sun Life Utilities Series...............................    $23        $72        $123       $264
Rydex VT Nova Fund..........................................    $30        $90        $154       $324
Rydex VT OTC Fund...........................................    $30        $92        $156       $328
SC-SM- Davis Financial Fund.................................    $24        $75        $128       $274
SC-SM- Davis Venture Value..................................    $24        $75        $128       $274
SC-SM- Invesco Energy Fund..................................    $28        $85        $145       $308
SC-SM- Invesco Health Science Fund..........................    $28        $85        $145       $308
SC-SM- Invesco Telecommunications Fund......................    $28        $85        $145       $308
SC-SM- Invesco Technology Fund..............................    $28        $85        $145       $308
SC-SM- Neuberger Berman Mid Cap Growth Fund.................    $26        $81        $138       $293
SC-SM- Neuberger Berman Mid Cap Value Fund..................    $26        $81        $138       $293
SC-SM- Value Equity Fund....................................    $24        $75        $128       $274
SC-SM- Value Managed Fund...................................    $24        $75        $128       $274
SC-SM- Value Mid Cap Fund...................................    $25        $78        $133       $284
SC-SM- Value Small Cap Fund.................................    $25        $78        $133       $284
SC-SM- Blue Chip Mid Cap Fund...............................    $25        $78        $133       $284
SC-SM- Investors Foundation Fund............................    $24        $75        $128       $274
SC-SM- Select Equity Fund...................................    $24        $75        $128       $274
Sun Capital Investment Grade Bond Fund-SM-..................    $23        $70        $120       $258
Sun Capital Money Market Bond Fund-SM-......................    $22        $67        $115       $248
Sun Capital Real Estate Fund-SM-............................    $28        $85        $145       $308

      If you do not surrender your Contract, or if you annuitize at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $50,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund                              $28        $ 84       $144       $305
AIM V.I. Growth Fund........................................    $28        $ 85       $144       $306
AIM V.I. Growth and Income Fund.............................    $28        $ 85       $145       $307
AIM V.I. International Equity Fund..........................    $30        $ 90       $154       $324
AIM V.I. Value Fund.........................................    $28        $ 85       $145       $307
Alger American Growth Portfolio.............................    $27        $ 84       $142       $302
Alger American Income and Growth Portfolio..................    $26        $ 81       $138       $293
Alger American Small Capitalization Portfolio...............    $28        $ 87       $148       $313
Alliance VP Premier Growth Fund.............................    $32        $ 99       $167       $350
Alliance VP Technology Fund.................................    $32        $ 99       $168       $351
Alliance VP Growth and Income Fund..........................    $29        $ 88       $150       $318
Alliance VP Worldwide Privatization Fund....................    $31        $ 96       $163       $341
Alliance VP Quasar Fund.....................................    $31        $ 96       $163       $341
Goldman Sachs VIT CORE-SM- Large Cap Equity Fund............    $28        $ 87       $148       $313
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $29        $ 90       $153       $322
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $28        $ 87       $148       $313
Goldman Sachs VIT Internet Tollkeeper Fund..................    $32        $ 97       $165       $346
Goldman Sachs VIT Capital Growth Fund.......................    $29        $ 90       $153       $322
Goldman Sachs VIT Growth and Income Fund....................    $29        $ 90       $153       $322

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Goldman Sachs VIT International Equity Fund.................    $33        $100       $170       $355
INVESCO VIF Dynamics Fund...................................    $30        $ 92       $157       $331
INVESCO VIF Small Company Fund..............................    $33        $101       $171       $357
J.P. Morgan International Opportunities Portfolio...........    $31        $ 96       $163       $341
J.P. Morgan Small Company Portfolio.........................    $31        $ 94       $160       $336
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $28        $ 85       $145       $308
Lord Abbett Series Fund Mid Cap Value.......................    $30        $ 93       $158       $332
Lord Abbett Series Fund Growth and Income...................    $30        $ 90       $154       $324
Lord Abbett Series Fund International.......................    $33        $100       $170       $355
Fidelity VIP Contrafund-TM- Portfolio.......................    $29        $ 87       $149       $315
Fidelity VIP Growth Portfolio...............................    $28        $ 87       $148       $314
Fidelity VIP Overseas Portfolio.............................    $31        $ 94       $160       $336
MFS/Sun Life Capital Appreciation Series....................    $27        $ 82       $141       $298
MFS/Sun Life Emerging Growth Series.........................    $27        $ 82       $140       $297
MFS/Sun Life Government Securities Series...................    $26        $ 78       $134       $286
MFS/Sun Life High Yield Series..............................    $28        $ 85       $144       $306
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $27        $ 84       $143       $304
MFS/Sun Life Massachusetts Investors Trust Series...........    $25        $ 78       $133       $284
MFS/Sun Life New Discovery Series...........................    $29        $ 89       $152       $321
MFS/Sun Life Total Return Series............................    $26        $ 81       $138       $293
MFS/Sun Life Utilities Series...............................    $27        $ 84       $143       $303
Rydex VT Nova Fund..........................................    $33        $102       $173       $361
Rydex VT OTC Fund...........................................    $34        $103       $175       $365
SC-SM- Davis Financial Fund.................................    $28        $ 87       $148       $313
SC-SM- Davis Venture Value..................................    $28        $ 87       $148       $313
SC-SM- Invesco Energy Fund..................................    $32        $ 97       $165       $346
SC-SM- Invesco Health Science Fund..........................    $32        $ 97       $165       $346
SC-SM- Invesco Telecommunications Fund......................    $32        $ 97       $165       $346
SC-SM- Invesco Technology Fund..............................    $32        $ 97       $165       $346
SC-SM- Neuberger Berman Mid Cap Growth Fund.................    $30        $ 93       $158       $332
SC-SM- Neuberger Berman Mid Cap Value Fund..................    $30        $ 93       $158       $332
SC-SM- Value Equity Fund....................................    $28        $ 87       $148       $313
SC-SM- Value Managed Fund...................................    $28        $ 87       $148       $313
SC-SM- Value Mid Cap Fund...................................    $29        $ 90       $153       $322
SC-SM- Value Small Cap Fund.................................    $29        $ 90       $153       $322
SC-SM- Blue Chip Mid Cap Fund...............................    $29        $ 90       $153       $322
SC-SM- Investors Foundation Fund............................    $28        $ 87       $148       $313
SC-SM- Select Equity Fund...................................    $28        $ 87       $148       $313
Sun Capital Investment Grade Bond Fund-SM-..................    $27        $ 82       $141       $298
Sun Capital Money Market Bond Fund-SM-......................    $26        $ 79       $136       $289
Sun Capital Real Estate Fund-SM-............................    $32        $ 97       $165       $346

      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN. THE EXAMPLES ASSUME THAT ALL CURRENT WAIVERS AND REIMBURSEMENTS CONTINUE THROUGHOUT ALL PERIODS.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year during the Accumulation Phase and 2.5% per year during the Income Phase, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The Contract offers Sub-Accounts that invest in a number of Fund investment options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

      MORE COMPREHENSIVE INFORMATION ABOUT THE FUNDS, INCLUDING A DISCUSSION OF THEIR MANAGEMENT, INVESTMENT OBJECTIVES, EXPENSES, AND POTENTIAL RISKS, IS FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS (THE "FUND PROSPECTUSES"). THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE YOU INVEST. A COPY OF EACH FUND PROSPECTUS, AS WELL AS A STATEMENT OF ADDITIONAL INFORMATION FOR EACH FUND, MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY BY CALLING (888) 786-2435 OR BY WRITING TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), C/O RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 9133, BOSTON MASSACHUSETTS 02117.

      The Funds currently available are:

AIM VARIABLE INSURANCE FUNDS (advised by A I M Advisors, Inc.)

     AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital by investing principally in common stocks or companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. GROWTH FUND seeks to achieve growth of capital by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. GROWTH AND INCOME FUND seeks to achieve growth of capital with a secondary objective of current income.

     AIM V.I. INTERNATIONAL EQUITY FUND seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. VALUE FUND seeks long-term growth of capital with a secondary objective of current income.

THE ALGER AMERICAN FUND (advised by Fred Alger Management, Inc.)

     ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

     ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (advised by Alliance Capital Management L.P.)

     ALLIANCE VP PREMIER GROWTH PORTFOLIO seeks to achieve growth of capital by pursuing aggressive investment policies. It invests principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

     ALLIANCE VP TECHNOLOGY PORTFOLIO seeks growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.

     ALLIANCE VP GROWTH AND INCOME PORTFOLIO seeks to provide reasonable current income and reasonable opportunities for appreciation by investing primarily in dividend-paying common stocks of good quality.

     ALLIANCE VP WORLDWIDE PRIVATIZATION PORTFOLIO seeks long-term capital appreciation by investing primarily in securities of issuers that are undergoing or have undergone privatizations. The Portfolio seeks to take advantage of investment opportunities that are created by privatizations of state enterprises in both established and developing countries.

     ALLIANCE VP QUASAR PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. It invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects.

GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT") (advised by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, GSAMI).

     GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

     GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

     GOLDMAN SACHS VIT INTERNET TOLLKEEPER FUND seeks long-term growth of capital by investing at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of Internet Tollkeeper companies, which are companies in the media, telecommunications, technology and Internet sectors.

     GOLDMAN SACHS VIT CAPITAL GROWTH FUND seeks long-term growth of capital by investing at least 90% of its total assets in equity securities.

     GOLDMAN SACHS VIT GROWTH AND INCOME FUND seeks long-term growth of capital and growth of income.

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND seeks long-term capital appreciation by investing in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

INVESCO VARIABLE INVESTMENT FUNDS, INC. (advised by INVESCO Funds Group, Inc.)

     INVESCO VIF DYNAMICS FUND seeks to achieve growth of capital by investing primarily in common stocks of companies with market capitalizations between $2 billion and $15 billion at the time of purchase.

     INVESCO VIF SMALL COMPANY GROWTH FUND seeks to achieve growth of capital by investing primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase.

J.P. MORGAN SERIES TRUST II (advised by J.P. Morgan Investment Management Inc.)

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign companies.

     J.P. MORGAN SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of small company stocks.

     J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of selected equity securities.

LORD ABBETT SERIES FUND, INC. (advised by Lord, Abbett & Co.)

     MID CAP VALUE PORTFOLIO seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

     INTERNATIONAL PORTFOLIO seeks long-term capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (Advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund-TM- are registered trademarks of FMR Corp.)

     VIP CONTRAFUND-TM- PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks of companies whose stocks are undervalued by the market.

     VIP GROWTH PORTFOLIO seeks to achieve capital appreciation by investing primarily in common stocks with above-average growth potential.

     VIP OVERSEAS PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

MFS/SUN LIFE SERIES TRUST (advised by Massachusetts Financial Services Company, an affiliate of the Company)

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     NEW DISCOVERY SERIES will seek capital appreciation.

     TOTAL RETURN SERIES will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

RYDEX VARIABLE TRUST (advised by Rydex Funds, Inc.)

     RYDEX VT NOVA FUND seeks to provide investment results that correspond to 150% of the daily performance of the S&P 500 Index.

     RYDEX VT OTC FUND seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index.

SUN CAPITAL ADVISERS TRUST-SM- (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Davis Select Advisers, L.P., serves as investment subadviser to SC-SM- Davis Financial Fund and SC-SM- Davis Venture Value Fund; INVESCO Funds Group, Inc. serves as investment subadviser to the SC-SM- INVESCO Energy Fund, SC-SM- INVESCO Health Sciences Fund, SC-SM- INVESCO Technology Fund and SC-SM- INVESCO Telecommunications Fund; Neuberger Berman Management, Inc. serves as subadviser to SC-SM- Neuberger Berman Mid Cap Growth Fund and SC-SM-Neuberger Berman Mid Cap Value Fund; OpCap Advisors serves as investment subadviser to SC-SM- Value Equity Fund, SC-SM- Value Managed Fund, SC-SM- Value Mid Cap Fund, and SC-SM- Value Small Cap Fund; Wellington Management
Company, LLP, serves as investment subadviser to SC-SM- Blue Chip Mid Cap Fund, SC-SM- Investors Foundation Fund and SC-SM- Select Equity Fund.)

     SC-SM- DAVIS FINANCIAL FUND seeks growth of capital by investing primarily in the common stock of financial services companies.

     SC-SM- DAVIS VENTURE VALUE FUND seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $5 billion.

     SC-SM- INVESCO ENERGY FUND seeks growth by investing primarily in the equity securities of companies doing business in the energy sector.

     SC-SM- INVESCO HEALTH SCIENCES FUND seeks growth by investing primarily in the equity securities of companies doing business in the health sciences sector.

     SC-SM- INVESCO TECHNOLOGY FUND seeks growth by investing primarily in the equity securities of companies doing business in the technology sector.

     SC-SM- INVESCO TELECOMMUNICATIONS FUND primarily seeks growth and, secondarily, seeks income by investing primarily in the equity securities of companies doing business in the telecommunications sector.

     SC-SM- NEUBERGER BERMAN MID CAP GROWTH FUND seeks growth of capital by investing primarily in equity securities of companies with market capitalizations from $1 billion to $12 billion at the time of purchase. The fund's subadviser targets already successful companies that could be even more so.

     SC-SM- NEUBERGER BERMAN MID CAP VALUE FUND seeks growth of capital by investing primarily in equity securities of companies with market capitalizations from $1 billion to $12 billion at the time of purchase. The fund's subadviser looks for well-managed companies whose stock prices are undervalued.

     SC-SM- VALUE EQUITY FUND seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities listed on the New York Stock Exchange.

     SC-SM- VALUE MANAGED FUND seeks growth of capital over time by investing primarily in a portfolio consisting of common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.

     SC-SM- VALUE MID CAP FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.

     SC-SM- VALUE SMALL CAP FUND seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

     SC-SM- BLUE CHIP MID CAP FUND seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index.

     SC-SM- INVESTORS FOUNDATION FUND seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

     SC-SM- SELECT EQUITY FUND seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

     SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- seeks high current income consistent with relative stability of principal by investing at least 80% of its assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds.)

     SUN CAPITAL MONEY MARKET FUND-SM- seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.

     SUN CAPITAL REAL ESTATE FUND-SM- primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its assets in securities of real estate investment trusts and other real estate companies.

      The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

      Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected in the fee table.

      Certain publically available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (I.E., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer special interest rate for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals and Market Value Adjustment."

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $20,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional death benefit riders. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

     (1) written notice from you electing a different Guarantee Period from among those we then offer, or

     (2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Unless you notify us otherwise, we will automatically renew your Guarantee Amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise it will be effective on the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of a Fund's investment adviser, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; SPECIAL GUARANTEED INTEREST RATES

      We may reduce or waive the mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, or grant Special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements.

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of 4 asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, the aggressive asset allocation model, and the total equity asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative asset allocation model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the total equity asset allocation model allocating the highest percentage to the equity asset class. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options that participate in the asset allocation program on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program or choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

                    WITHDRAWALS AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      We do not deduct any sales charge from your Purchase Payments when they are made, nor do we impose a withdrawal charge (known as a "contingent deferred sales charge") on amounts you withdraw.

      However, all withdrawals from your Fixed Account Value may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; and finally, we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, and adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

      - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for
Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").

MARKET VALUE ADJUSTMENT

      If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the

Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                                   N/12
                      1 + I
                    ( --------   )                       -1
                      1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (I.E., credit risk), basis risk, and /or liquidity costs.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix B.

                                CONTRACT CHARGES
ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. The annual Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is $100,000 or more on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%, if your initial Purchase Payment was less than $1,000,000, or 1.00% if your initial Purchase Payment was $1,000,000 or more. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS

      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

                                        % OF AVERAGE
         RIDER(S) YOU ELECT*            DAILY VALUE
--------------------------------------  ------------
                "EEB"                      0.15%
                "MAV"                      0.15%
             "5% Roll-Up"                  0.15%
           "EEB" and "MAV"                 0.25%
        "EEB" and "5% Roll-Up"             0.25%
        "MAV" and "5% Roll-Up"             0.25%
              "EEB Plus"                   0.25%
   "EEB" and "MAV" and "5% Roll-Up"        0.40%
            "EEB Plus MAV"                 0.40%
        "EEB Plus 5% Roll-Up"              0.40%

------------------------
*As defined below

PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If your Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

      3. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix C.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

OPTIONAL DEATH BENEFIT RIDERS

      Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D-H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit above, or

      - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")

      Under this rider, the death benefit will be the greater of:

      -  the amount payable under the basic death benefit above, or

      - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

      -  the first day of the month following your 80th birthday, or

      - the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER

      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER

      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of

         100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER

      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER

      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

      - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      SELECTING MULTIPLE DEATH BENEFIT RIDERS

      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

      - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

      - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

      - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

      - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option
(1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals and Market Value Adjustment").

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

      - The latest possible Annuity Commencement Date is the later of (a) 10 years from the Contract Date and (b) the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.40% of your average daily net assets (1.15% if your initial Purchase Payment was $1,000,000 or more). Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement

Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

      Change of ownership may affect the availability of optional death benefit riders or the expenses incurred by the election of any optional death benefit riders.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences of the ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use and where the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.

      However, corporate (or other non-natural person) Owners of a Non-Qualified Contract incur current tax, regardless of distributions, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, or
(ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract. For purposes of determining a contract owner's income, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to the unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Death benefits paid upon the death of a contract owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For this purpose, the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., it remains generally the total Purchase Payments, less amounts previously received which were not includable in income. Special distribution rules apply upon the death of the owner.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant, distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or distributions under an immediate annuity (as defined above), or after age 59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      If you receive an eligible rollover distribution from a qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over that distribution to another eligible plan, such distribution will not be includible in your income. However, such distribution is subject to 20% mandatory withholding as described below. An "eligible rollover distribution" is any distribution to you of all or any portion of the balance to the credit of you account, other than:

      - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

      -  Any required minimum distribution, or

      -  Any hardship distribution.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract,
(ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund available as an investment option under the Contract complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. We will provide the necessary information for Contracts issued in connection with Roth IRAs.

      STATUS OF OPTIONAL DEATH BENEFIT RIDERS

      Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.

      In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").

      Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, WE GIVE NO ASSURANCE THAT THE IRS WILL APPROVE THE USE OF THE CONTRACT WITH THE NEW RIDERS IN IRAS. DENIAL OF OUR REQUEST BY THE IRS COULD RESULT IN TAXATION OF THE ENTIRE BALANCE OF YOUR IRA AND PENALTY TAXES. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.

PUERTO RICO TAX CONSIDERATIONS

      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.

      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

                         ADMINISTRATION OF THE CONTRACT

      We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                          DISTRIBUTION OF THE CONTRACT

      We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the

Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 5.00% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Special Guaranteed Interest Rates." During 2000, approximately $104,805 in commissions were paid to and retained by Clarendon in connection with the distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Fund. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the annual Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Sub-Account available for investment under the Contract), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the available Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 2000, and the consolidated financial statements of the Company for the years ended December 31, 2000, 1999, and 1998, both included in the Statement of Additional Information ("SAI") filed in the Company's Registration Statement under the Investment Company Act of 1940, have been audited by Deloitte & Touche LLP as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the SAI.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.

--------------------------------------------------------------------------------

To:     Sun Life Assurance Company of Canada (U.S.)
        c/o Retirement Products and Services
        P.O. Box 9133
        Boston, Massachusetts 02117

        Please send me a Statement of Additional Information for Futurity Focus II Variable and Fixed Annuity
        Sun Life of Canada (U.S.) Variable Account F.

Name         ------------------------------------------------------------

Address      ------------------------------------------------------------

             ------------------------------------------------------------

City  --------------------------------   State  --------------       Zip  -------

Telephone  ------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

      ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      ANNUITY OPTION: The method you choose for receiving annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

      COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the the Participant/Owner is the Covered Person.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next.

      NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

      *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      RENEWAL DATE: The last day of a Guarantee Period.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

                                   APPENDIX B
                            MARKET VALUE ADJUSTMENT

FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                                    TO THE POWER OF N/12
                         1 + I
                     ( --------  )                        -1
                       1 + J + b

      These examples assume the following:

        (1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        (2) The date of surrender is 2 years from the Expiration Date (N = 24).

        (3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        (4) The interest earned in the current Account Year is $674.16.

        (5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                         TO THE POWER OF N/12
                              1 + I
    The MVA factor =     (  --------  )                        -1
                            1 + J + b

                                       TO THE POWER OF 24/12
                            1 + .06
                   =     (  ------  )                        -1
                            1 + .08

                   =     (.981)2 -1

                   =     .963 -1

                   =  -  .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                  ($11,910.16 - $674.16) X (-.037) = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                         TO THE POWER OF N/12
                              1 + I
    The MVA factor =     (  --------  )                        -1
                            1 + J + b

                                       TO THE POWER OF 24/12
                            1 + .06
                   =     (  ------  )                        -1
                            1 + .05

                   =     (1.010)2 -1

                   =     1.019 -1

                   =     .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
    Account Value                           =  $ 80,000.00
    Cash Surrender Value*                   =  $ 80,000.00
    Purchase Payments                       =  $100,000.00
The Basic Death Benefit would therefore be:    $100,000.00

EXAMPLE 2:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
    Account Value                           =  $ 60,000.00
    Cash Surrender Value*                   =  $ 60,000.00
    Adjusted Purchase Payments**            =  $ 75,000.00
The Basic Death Benefit would therefore be:    $ 75,000.00

 *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:
Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
= $100,000.00 X ($60,000.00  DIVIDED BY $80,000.00) = $75,000

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT

EXAMPLE 1:

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $135,000
    Total of Adjusted Purchase Payments                   =  $100,000
The Death Benefit Amount would therefore                  =  $135,000
                         plus
The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 35,000
    40% of the above amount                               =  $ 14,000
    Cap of 40% of Adjusted Purchase Payments              =  $ 40,000
The lesser of the above two amounts = the EEB amount      =  $ 14,000

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

EXAMPLE 2:

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $115,000
    Cash Surrender Value*                                 =  $115,000
    Total of Adjusted Purchase Payments**                 =  $ 85,185
The Death Benefit Amount would therefore                  =  $115,000
                         plus
The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 29,815
    40% of the above amount                               =  $ 11,926
    Cap of 40% of Adjusted Purchase Payments              =  $ 34,074
The lesser of the above two amounts = the EEB amount      =  $ 11,926

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

       * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

      ** Adjusted Purchase Payments can be calculated as follows:

      Payments X (Account Value after withdrawal / Account Value before withdrawal)
= $100,000 X ($115,000 / $135,000) = $85,185

                                   APPENDIX E
CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $135,000
    Total of Adjusted Purchase Payments                   =  $100,000
    5% Premium Roll-up Value                              =  $140,000
    Maximum Anniversary Value                             =  $142,000
The Death Benefit Amount would therefore                  =  $142,000

                         plus

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 35,000
    40% of the above amount                               =  $ 14,000
    Cap of 40% of Adjusted Purchase Payments              =  $ 40,000
The lesser of the above two amounts = the EEB amount      =  $ 14,000

      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

      * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $135,000
    Total of Adjusted Purchase Payments                   =  $100,000
The Death Benefit Amount would therefore                  =  $135,000

                         plus

The EEB Plus amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 35,000
    40% of the above amount                               =  $ 14,000
    Cap of 100% of Adjusted Purchase Payments             =  $100,000
The lesser of the above two amounts = the EEB Plus
amount                                                    =  $ 14,000

      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

      * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX G
    CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH MAV OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $135,000
    Total of Adjusted Purchase Payments                   =  $100,000
    Maximum Anniversary Value                             =  $140,000
The Death Benefit Amount would therefore                  =  $140,000

                         plus

The EEB Plus MAV amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted
Purchase Payments                                         =  $ 40,000
    40% of the above amount                               =  $ 16,000
    Cap of 100% of Adjusted Purchase Payments             =  $100,000
The lesser of the above two amounts = the EEB Plus MAV
amount                                                    =  $ 16,000

      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

      * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX H
CALCULATION OF EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
    Account Value                                         =  $135,000
    Cash Surrender Value*                                 =  $135,000
    Total of Adjusted Purchase Payments                   =  $100,000
    5% Premium Roll-up Value                              =  $140,000
The Death Benefit Amount would therefore                  =  $140,000

                         plus

The EEB Plus 5% Roll-Up amount, calculated as follows:
  Death Benefit Amount before EEB minus Adjusted
    Purchase Payments                                     =  $ 40,000
    40% of the above amount                               =  $ 16,000
    Cap of 100% of Adjusted Purchase Payments             =  $100,000
The lesser of the above two amounts = the EEB Plus 5%
Roll-Up amount                                            =  $ 16,000

      The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

      * Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "FULL WITHDRAWALS" under the subheading "Cash Withdrawals."

                                   APPENDIX I
                              (FUTURITY FOCUS II)

          Condensed Financial Information -- Accumulation Unit Values

      The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.

                                                                  Year Ended
                                                              December 31, 2000*
AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 1+
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.6166
Units outstanding at end of period..........................             --

AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.6114
Units outstanding at end of period..........................             --

AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.6079
Units outstanding at end of period..........................         19,033

AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.6026
Units outstanding at end of period..........................         20,467

AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.5991
Units outstanding at end of period..........................         49,461

AIM V.I. CAPITAL APPRECIATION FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.5939
Units outstanding at end of period..........................            651

------------------------

       +LEVEL           PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------   --------------------------------------
  1                                     1.15%
  2                                     1.30%
  3                                     1.40%
  4                                     1.55%
  5                                     1.65%
  6                                     1.80%

AIM V.I. GROWTH FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9982
Units outstanding at end of period..........................             --

AIM V.I. GROWTH FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9934
Units outstanding at end of period..........................             --

AIM V.I. GROWTH FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9901
Units outstanding at end of period..........................         23,682

AIM V.I. GROWTH FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9853
Units outstanding at end of period..........................         39,136

AIM V.I. GROWTH FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9821
Units outstanding at end of period..........................         30,284

AIM V.I. GROWTH FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9773
Units outstanding at end of period..........................          2,647

AIM V. I. GROWTH AND INCOME FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8603
Units outstanding at end of period..........................             --

AIM V. I. GROWTH AND INCOME FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8549
Units outstanding at end of period..........................             --

AIM V. I. GROWTH AND INCOME FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8513
Units outstanding at end of period..........................         34,921

AIM V. I. GROWTH AND INCOME FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8458
Units outstanding at end of period..........................         21,067

AIM V. I. GROWTH AND INCOME FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8422
Units outstanding at end of period..........................         19,046

AIM V. I. GROWTH AND INCOME FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8368
Units outstanding at end of period..........................            623

AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8434
Units outstanding at end of period..........................             --

AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8380
Units outstanding at end of period..........................             --

AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8344
Units outstanding at end of period..........................         35,001

AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8290
Units outstanding at end of period..........................         39,366

AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8254
Units outstanding at end of period..........................         33,055

AIM V. I. INTERNATIONAL EQUITY FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.8200
Units outstanding at end of period..........................            962

ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7583
Units outstanding at end of period..........................             --

ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7530
Units outstanding at end of period..........................             --

ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7494
Units outstanding at end of period..........................          4,172

ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7441
Units outstanding at end of period..........................          7,657

ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7405
Units outstanding at end of period..........................         16,582

ALGER AMERICAN GROWTH PORTFOLIO -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7352
Units outstanding at end of period..........................          1,264

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8947
Units outstanding at end of period..........................             --

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8886
Units outstanding at end of period..........................             --

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8845
Units outstanding at end of period..........................         43,701

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8784
Units outstanding at end of period..........................         23,272

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8743
Units outstanding at end of period..........................         12,709

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8682
Units outstanding at end of period..........................            284

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9773
Units outstanding at end of period..........................             --

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9725
Units outstanding at end of period..........................             --

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9693
Units outstanding at end of period..........................            639

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9645
Units outstanding at end of period..........................          4,184

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9613
Units outstanding at end of period..........................          5,985

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  6.9565
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.0758
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.0709
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.0676
Units outstanding at end of period..........................          1,316

GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.0628
Units outstanding at end of period..........................            973

GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.0595
Units outstanding at end of period..........................          1,615

GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.0546
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.3056
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.2992
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.2950
Units outstanding at end of period..........................            942

GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.2886
Units outstanding at end of period..........................          2,231

GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.2843
Units outstanding at end of period..........................            632
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.2779
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.7167
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.7107
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.7067
Units outstanding at end of period..........................          1,227

GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.7008
Units outstanding at end of period..........................          1,690

GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6968
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6908
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.0892
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.0830
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.0788
Units outstanding at end of period..........................          5,495

GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.0726
Units outstanding at end of period..........................            931

GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.0684
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT GROWTH AND INCOME FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.0622
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6182
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6123
Units outstanding at end of period..........................             --

GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6083
Units outstanding at end of period..........................          3,059

GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6024
Units outstanding at end of period..........................          7,107

GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5984
Units outstanding at end of period..........................          6,111

GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5925
Units outstanding at end of period..........................            299

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6078
Units outstanding at end of period..........................             --

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.6019
Units outstanding at end of period..........................             --

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5979
Units outstanding at end of period..........................             --

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5920
Units outstanding at end of period..........................             --

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5881
Units outstanding at end of period..........................          5,189

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5822
Units outstanding at end of period..........................          5,271

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5723
Units outstanding at end of period..........................             --

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5664
Units outstanding at end of period..........................             --

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5625
Units outstanding at end of period..........................          3,573

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5566
Units outstanding at end of period..........................            746

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5526
Units outstanding at end of period..........................             --

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5467
Units outstanding at end of period..........................             --

J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5285
Units outstanding at end of period..........................             --

J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5227
Units outstanding at end of period..........................             --

J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5188
Units outstanding at end of period..........................          8,958

J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5129
Units outstanding at end of period..........................             --

J.P. MORGAN SMALL COMPANY PORTFOLIO -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5090
Units outstanding at end of period..........................            520

J.P. MORGAN SERIES SMALL COMPANY PORTFOLIO -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5031
Units outstanding at end of period..........................             --

LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
  1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.4246
Units outstanding at end of period..........................             --

LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
  2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.4167
Units outstanding at end of period..........................             --

LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
  3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.4115
Units outstanding at end of period..........................          1,348

LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
  4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.4037
Units outstanding at end of period..........................          7,187

LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
  5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.3985
Units outstanding at end of period..........................         10,161

LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO -- LEVEL
  6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.3906
Units outstanding at end of period..........................          1,126

MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7724
Units outstanding at end of period..........................             --

MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7671
Units outstanding at end of period..........................             --

MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7635
Units outstanding at end of period..........................          4,444

MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7582
Units outstanding at end of period..........................          8,012

MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7546
Units outstanding at end of period..........................         31,397

MFS/SUN LIFE CAPITAL APPRECIATION SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7493
Units outstanding at end of period..........................            638

MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7666
Units outstanding at end of period..........................             --

MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7612
Units outstanding at end of period..........................             --

MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7576
Units outstanding at end of period..........................         12,704

MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7523
Units outstanding at end of period..........................         39,716

MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7487
Units outstanding at end of period..........................         26,653

MFS/SUN LIFE EMERGING GROWTH SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  7.7434
Units outstanding at end of period..........................          3,923

MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.7037
Units outstanding at end of period..........................             --

MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.6963
Units outstanding at end of period..........................             --

MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.6914
Units outstanding at end of period..........................          9,542

MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.6841
Units outstanding at end of period..........................            564

MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.6792
Units outstanding at end of period..........................            236

MFS/SUN LIFE GOVERNMENT SECURITIES SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.6718
Units outstanding at end of period..........................             --

MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.1972
Units outstanding at end of period..........................             --

MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.1909
Units outstanding at end of period..........................             --

MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.1867
Units outstanding at end of period..........................         13,536

MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.1804
Units outstanding at end of period..........................         11,258

MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.1762
Units outstanding at end of period..........................         10,690

MFS/SUN LIFE HIGH YIELD SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.1698
Units outstanding at end of period..........................             --

MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
  LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5740
Units outstanding at end of period..........................             --

MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
  LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5681
Units outstanding at end of period..........................             --

MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
  LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5642
Units outstanding at end of period..........................         21,599

MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES --
  LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5583
Units outstanding at end of period..........................         26,970

MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 5
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  8.5544
Units outstanding at end of period.............................             23,606

MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES -- LEVEL 6
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  8.5485
Units outstanding at end of period.............................              5,907

MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 1
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  9.5949
Units outstanding at end of period.............................                 --

MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 2
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  9.5883
Units outstanding at end of period.............................                 --

MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 3
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  9.5839
Units outstanding at end of period.............................             15,447

MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 4
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  9.5773
Units outstanding at end of period.............................              7,517

MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 5
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  9.5729
Units outstanding at end of period.............................              1,955

MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES -- LEVEL 6
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  9.5663
Units outstanding at end of period.............................              1,307

MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 1
Unit Value:
  Beginning of Period..........................................          $ 10.0000
  End of Period................................................          $  8.5926
Units outstanding at end of period.............................                 --

MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5867
Units outstanding at end of period..........................             --

MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5828
Units outstanding at end of period..........................         17,598

MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5769
Units outstanding at end of period..........................         21,078

MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5729
Units outstanding at end of period..........................         16,271

MFS/SUN LIFE NEW DISCOVERY SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.5670
Units outstanding at end of period..........................            312

MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.1705
Units outstanding at end of period..........................             --

MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.1628
Units outstanding at end of period..........................             --

MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.1577
Units outstanding at end of period..........................          3,383

MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.1500
Units outstanding at end of period..........................          5,632

MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.1449
Units outstanding at end of period..........................          3,645

MFS/SUN LIFE TOTAL RETURN SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.1373
Units outstanding at end of period..........................             --

MFS/SUN LIFE UTILITIES SERIES -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.6919
Units outstanding at end of period..........................             --

MFS/SUN LIFE UTILITIES SERIES -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.6852
Units outstanding at end of period..........................             --

MFS/SUN LIFE UTILITIES SERIES -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.6808
Units outstanding at end of period..........................         17,805

MFS/SUN LIFE UTILITIES SERIES -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.6741
Units outstanding at end of period..........................         19,589

MFS/SUN LIFE UTILITIES SERIES -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.6697
Units outstanding at end of period..........................          6,770

MFS/SUN LIFE UTILITIES SERIES -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.6630
Units outstanding at end of period..........................          3,284

SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.5919
Units outstanding at end of period..........................             --

SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.5853
Units outstanding at end of period..........................             --

SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.5809
Units outstanding at end of period..........................         22,357

SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.5743
Units outstanding at end of period..........................         40,675

SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.5700
Units outstanding at end of period..........................         24,375

SC-SM- BLUE CHIP MID CAP FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.5634
Units outstanding at end of period..........................            765

SC-SM- DAVIS FINANCIAL FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2787
Units outstanding at end of period..........................             --

SC-SM- DAVIS FINANCIAL FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2709
Units outstanding at end of period..........................             --

SC-SM- DAVIS FINANCIAL FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2658
Units outstanding at end of period..........................          2,364

SC-SM- DAVIS FINANCIAL FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2580
Units outstanding at end of period..........................          7,278

SC-SM- DAVIS FINANCIAL FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2529
Units outstanding at end of period..........................          9,874

SC-SM- DAVIS FINANCIAL FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2451
Units outstanding at end of period..........................             --

SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.8045
Units outstanding at end of period..........................             --

SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.7978
Units outstanding at end of period..........................             --

SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.7933
Units outstanding at end of period..........................         33,676

SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.7865
Units outstanding at end of period..........................         39,604

SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.7821
Units outstanding at end of period..........................         23,923

SC-SM- DAVIS VENTURE VALUE FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  9.7753
Units outstanding at end of period..........................             --

SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.5760
Units outstanding at end of period..........................             --

SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.5688
Units outstanding at end of period..........................             --

SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.5639
Units outstanding at end of period..........................         21,076

SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.5567
Units outstanding at end of period..........................         21,444

SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.5518
Units outstanding at end of period..........................         18,283

SUN CAPITAL INVESTMENT GRADE BOND FUND-SM- -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.5446
Units outstanding at end of period..........................             --

SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8657
Units outstanding at end of period..........................             --

SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8596
Units outstanding at end of period..........................             --

SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8555
Units outstanding at end of period..........................          1,049

SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8494
Units outstanding at end of period..........................          1,039

SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8454
Units outstanding at end of period..........................          1,932

SC-SM- INVESTORS FOUNDATION FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.8392
Units outstanding at end of period..........................             --

SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2240
Units outstanding at end of period..........................             --

SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2169
Units outstanding at end of period..........................             --

SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2123
Units outstanding at end of period..........................         15,253

SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2052
Units outstanding at end of period..........................          3,343

SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2006
Units outstanding at end of period..........................         16,375

SUN CAPITAL MONEY MARKET FUND-SM- -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.1935
Units outstanding at end of period..........................         32,607

SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.7336
Units outstanding at end of period..........................             --

SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.7263
Units outstanding at end of period..........................             --

SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.7214
Units outstanding at end of period..........................          8,477

SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.7140
Units outstanding at end of period..........................          9,628

SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.7091
Units outstanding at end of period..........................          8,288

SUN CAPITAL REAL ESTATE FUND-SM- -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.7017
Units outstanding at end of period..........................             --

SC-SM- SELECT EQUITY FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.0795
Units outstanding at end of period..........................             --

SC-SM- SELECT EQUITY FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.0740
Units outstanding at end of period..........................             --

SC-SM- SELECT EQUITY FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.0702
Units outstanding at end of period..........................          9,821

SC-SM- SELECT EQUITY FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.0647
Units outstanding at end of period..........................         32,247

SC-SM- SELECT EQUITY FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.0610
Units outstanding at end of period..........................         12,071

SC-SM- SELECT EQUITY FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $  8.0554
Units outstanding at end of period..........................             --

SC-SM- VALUE EQUITY FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2764
Units outstanding at end of period..........................             --

SC-SM- VALUE EQUITY FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2687
Units outstanding at end of period..........................             --

SC-SM- VALUE EQUITY FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2635
Units outstanding at end of period..........................          3,867

SC-SM- VALUE EQUITY FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2558
Units outstanding at end of period..........................             --

SC-SM- VALUE EQUITY FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2506
Units outstanding at end of period..........................             --

SC-SM- VALUE EQUITY FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2429
Units outstanding at end of period..........................             --

SC-SM- VALUE MANAGED FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.3227
Units outstanding at end of period..........................             --

SC-SM- VALUE MANAGED FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.3149
Units outstanding at end of period..........................             --

SC-SM- VALUE MANAGED FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.3098
Units outstanding at end of period..........................            680

SC-SM- VALUE MANAGED FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.3020
Units outstanding at end of period..........................             --

SC-SM- VALUE MANAGED FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2968
Units outstanding at end of period..........................            729

SC-SM- VALUE MANAGED FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 11.2891
Units outstanding at end of period..........................             --

SC-SM- VALUE MID CAP FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2856
Units outstanding at end of period..........................             --

SC-SM- VALUE MID CAP FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2785
Units outstanding at end of period..........................             --

SC-SM- VALUE MID CAP FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2738
Units outstanding at end of period..........................          9,962

SC-SM- VALUE MID CAP FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2667
Units outstanding at end of period..........................          8,874

SC-SM- VALUE MID CAP FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2620
Units outstanding at end of period..........................         20,978

SC-SM- VALUE MID CAP FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 10.2549
Units outstanding at end of period..........................             --

SC-SM- VALUE SMALL CAP FUND -- LEVEL 1
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 12.1260
Units outstanding at end of period..........................             --

SC-SM- VALUE SMALL CAP FUND -- LEVEL 2
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 12.1177
Units outstanding at end of period..........................             --

SC-SM- VALUE SMALL CAP FUND -- LEVEL 3
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 12.1121
Units outstanding at end of period..........................          3,866

SC-SM- VALUE SMALL CAP FUND -- LEVEL 4
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 12.1038
Units outstanding at end of period..........................          4,740

SC-SM- VALUE SMALL CAP FUND -- LEVEL 5
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 12.0982
Units outstanding at end of period..........................          3,067

SC-SM- VALUE SMALL CAP FUND -- LEVEL 6
Unit Value:
  Beginning of Period.......................................      $ 10.0000
  End of Period.............................................      $ 12.0899
Units outstanding at end of period..........................             --

* From commencement of operations on July 17, 2000 to December 31, 2000.

                               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                               C/O RETIREMENT PRODUCTS AND SERVICES
                               P.O. BOX 9133
                               BOSTON, MASSACHUSETTS 02117

                               TELEPHONE:
                               Toll Free (888) 786-2435

                               GENERAL DISTRIBUTOR
                               Clarendon Insurance Agency, Inc.
                               One Sun Life Executive Park
                               Wellesley Hills, Massachusetts 02481

                               AUDITORS
                               Deloitte & Touche LLP
                               200 Berkeley Street
 FUT464                        Boston, Massachusetts 02116